Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

BANNER CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A
(2)	Aggregate number of securities to which transactions applies:
N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
N/A
(4)	Proposed maximum aggregate value of transaction:
N/A
(5)	Total fee paid:
N/A
[ ]	Fee paid previously with preliminary materials:
N/A
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
N/A
(2)	Form, Schedule or Registration Statement No.:
N/A
(3)	Filing Party:
N/A
(4)	Date Filed:
N/A

March 23, 2018

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Banner Corporation.  The meeting will be held at the Marcus Whitman Hotel, 6 W. Rose Street, Walla Walla, Washington, on Tuesday, April 24, 2018, at 10:00 a.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of Banner Corporation, as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to relevant questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares via the Internet or a toll-free telephone number, or by completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously submitted your proxy.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Mark J. Grescovich

Mark J. Grescovich
President and Chief Executive Officer

BANNER CORPORATION
10 S. FIRST AVENUE
WALLA WALLA, WASHINGTON 99362
(509) 527-3636

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2018

Notice is hereby given that the 2018 annual meeting of shareholders of Banner Corporation will be held at the Marcus Whitman Hotel, 6 W. Rose Street, Walla Walla, Washington, on Tuesday, April 24, 2018, at 10:00 a.m., local time, for the purpose of considering and acting upon the following:

Proposal 1.	Election of five directors to each serve for a three-year term and one director to serve for a one-year term.

Proposal 2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 3.	Adoption of the Banner Corporation 2018 Omnibus Incentive Plan.

Proposal 4.	Ratification of the Audit Committee's selection of Moss Adams LLP as our independent registered public accounting firm for 2018.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on March 1, 2018 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by submitting your vote via the Internet or telephone, or by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ALBERT H. MARSHALL

ALBERT H. MARSHALL
SECRETARY

Walla Walla, Washington
March 23, 2018

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum.  You may vote via the Internet or by telephone.  Alternatively, a proxy card and self-addressed envelope are enclosed for your convenience.  No postage is necessary if mailed in the United States.

PROXY STATEMENT
OF
BANNER CORPORATION
10 S. FIRST AVENUE
WALLA WALLA, WASHINGTON 99362
(509) 527-3636

ANNUAL MEETING OF SHAREHOLDERS
APRIL 24, 2018

The Board of Directors of Banner Corporation is using this Proxy Statement to solicit proxies from our shareholders for use at the 2018 annual meeting of shareholders.  We are first mailing this Proxy Statement and the form of proxy to our shareholders on or about March 23, 2018.

The information provided in this Proxy Statement relates to Banner Corporation and its wholly-owned subsidiaries, Banner Bank and Islanders Bank.  Banner Corporation may also be referred to as "Banner" and Banner Bank and Islanders Bank may also be referred to as the "Banks."  References to "we," "us" and "our" refer to Banner and, as the context requires, the Banks.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Tuesday, April 24, 2018
Time:	10:00 a.m., local time
Place:	Marcus Whitman Hotel, 6 W. Rose Street, Walla Walla, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of five directors to each serve for a three-year term and one director to serve for a one-year term.

Proposal 2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 3.	Adoption of the Banner Corporation 2018 Omnibus Incentive Plan.

Proposal 4.	Ratification of the Audit Committee's selection of Moss Adams LLP as our independent registered public accounting firm for 2018.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Who is Entitled to Vote?

We have fixed the close of business on March 1, 2018 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Banner's common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Banner common stock you own.  On March 1, 2018, there were 32,624,810 shares of Banner common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  This question provides voting instructions for shareholders of record.  You are a shareholder of record if your shares of Banner common stock are held in your name.  If you are a beneficial owner of Banner common stock held by a broker, bank or other nominee (i.e., in "street name"), please see the instructions in the following question.

Shares of Banner common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Shareholders may vote by proxy via the Internet or a toll-free telephone number, or by mailing a proxy card.  Instructions for voting are found on the proxy card.  Shares of Banner common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR election of each of our director nominees, FOR advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement, FOR adoption of the 2018 Omnibus Incentive Plan and FOR ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for 2018.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse or other party and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes."  The proposals to elect directors and adopt the 2018 Omnibus Incentive Plan, and the advisory vote to approve executive compensation are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted with respect to these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Banner common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Banner's Amended and Restated Bylaws provide for the election of directors by a majority of the votes cast by shareholders in uncontested elections.  Accordingly, in an uncontested election, the number of shares voted "for" a director nominee must exceed the number of shares voted "against" the nominee, in order for that nominee to be elected.  The following are not considered votes cast: (1) a share whose ballot is marked as abstain; (2) a share otherwise present at the meeting but for which there is an abstention; and (3) a share otherwise present at the meeting as to which a shareholder of record gives no authority or direction.  The term of any director who was a director at the time of the election but who does not receive a majority of votes cast in an election held under the new majority vote standard will continue to serve as a director until terminated on the earliest to occur of: (1) 90 days after the date election results are determined; (2) the date the Board appoints a new director to fill the position; or (3) the date and time the director's resignation is effective.

Banner's Amended and Restated Bylaws provide that an election is considered a contested election if there are shareholder nominees for director pursuant to the advance notice provision and who are not withdrawn by the advance notice deadline set forth in Banner's Articles of Incorporation.  If the Board determines there is a contested election, the election of directors will be held under a plurality standard.  Under the plurality standard, the nominees who receive the highest number of votes for the directorships for which they have been nominated will be elected.

Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or against each nominee, or shareholders may abstain from voting.  Abstentions and broker non-votes will have no effect on the outcome of the election.  Our Board of Directors unanimously recommends that you vote FOR the election of each of our director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

The advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Adoption of 2018 Omnibus Incentive Plan

Adoption of the Banner Corporation 2018 Omnibus Incentive Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal.  If so, the abstention will not be counted as a vote cast on the proposal and, therefore, will have no effect on the outcome of the vote on the proposal.  Provided there is a quorum of shareholders present in person or by proxy, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.  Broker non-votes do not constitute votes cast and will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR adoption of the 2018 Omnibus Incentive Plan.

Vote Required to Approve Proposal 4: Ratification of the Selection of the Independent Registered Public Accounting Firm

Ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR the ratification of the selection of the independent registered public accounting firm.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 24, 2018

Our Proxy Statement and 2017 Annual Report to Shareholders are available at www.bannerbank.com/proxymaterials.  The following materials are available for review: Proxy Statement; proxy card; and 2017 Annual Report to Shareholders.  Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.marcuswhitmanhotel.com/about/getting-here.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying Banner's Secretary in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in "street name," you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 1, 2018, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Banner's common stock other than directors and executive officers;

•	each director and director nominee of Banner;

•	each executive officer named in the Summary Compensation Table appearing under "Executive Compensation" below (known as "named executive officers"); and

•	all current directors and executive officers of Banner and Banner Bank as a group.

Persons and groups who beneficially own in excess of five percent of Banner's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to us, reports disclosing their ownership under the Securities Exchange Act of 1934, as amended ("Securities Exchange Act").  To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Banner's common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 32,724,839 shares of Banner common stock outstanding.  Of these shares, 32,624,810 had voting rights and 100,029 were non-voting shares.  The non-voting shares consist of shares of restricted stock subject to performance-based vesting conditions that were issued to the named executive officers as well as other executive officers.  The rights associated with the shares of restricted stock are described in greater detail below on page 23.

Name	Number of Shares Beneficially Owned (1)		Percent of Voting Shares Outstanding (%)

Beneficial Owners of More Than 5%
BlackRock, Inc.	4,586,608	(2)	14.06
The Vanguard Group	2,979,850	(3)	9.13
The Bank of New York Mellon Corporation	2,151,086	(4)	6.59

Directors
Robert D. Adams	22,246		*
Gordon E. Budke	5,407	(5)	*
Connie R. Collingsworth	3,478	(6)	*
Roberto R. Herencia	1,604		*
David A. Klaue	94,551		*
John R. Layman	21,242	(7)	*
David I. Matson	1,604		*
Brent A. Orrico	73,695	(8)	*
Merline Saintil	907		*
Gary Sirmon	20,670	(9)	*
Michael M. Smith	28,020	(10)	*

Director Nominees
Kevin F. Riordan	--		*
Terry Schwakopf	--		*

Named Executive Officers
Mark J. Grescovich**	118,784		*
Lloyd W. Baker	28,833	(11)	*
Peter J. Conner	20,320		*
Cynthia D. Purcell	13,870		*
Judith A. Steiner	4,548		*

All Executive Officers and Directors as a Group (27 persons)	574,470		1.76
__________-
*	Less than 1% of shares outstanding.
**	Also a director of Banner.
(1)
Shares of restricted stock granted under the 2012 Restricted Stock and Incentive Bonus Plan and the 2014 Omnibus Incentive Plan (Amended and Restated), as to which holders have voting but not investment power, are included as follows: Mr. Budke, 1,088 shares; Mr. Herencia, 907 shares; Mr. Grescovich, 13,142 shares; Mr. Baker, 3,189 shares; Mr. Conner, 5,115 shares; Ms. Purcell, 3,677 shares; Ms. Steiner, 2,166 shares; and all executive officers and directors as a group, 56,187 shares.

(2)
Based on a Schedule 13G/A dated January 18, 2018, which reports sole voting power over 4,502,505 shares and sole dispositive power over 4,586,608 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(3)
Based on a Schedule 13G/A dated February 7, 2018, which reports sole voting power over 36,321 shares, shared voting power over 4,045 shares, sole dispositive power over 2,942,013 shares and shared dispositive power over 37,837 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)
Based on a Schedule 13G/A dated February 7, 2018, which reports that the Bank of New York Mellon Corporation has sole voting power over 1,069,717 shares, sole dispositive power over 1,761,678 shares and shared dispositive power over 385,539 shares, and BNY Mellon IHC, LLC and MBC Investments Corporation each have sole voting power over 1,055,048 shares, sole dispositive power over 1,563,373 shares and shared dispositive power over 385,539 shares. The address for The Bank of New York Mellon Corporation is 225 Liberty Street, New York, New York 10286.

(5)	Includes 2,519 shares owned by a trust directed by Mr. Budke and his wife.
(6)	Includes 100 shares held jointly with her husband.
(7)	Includes 10,914 shares which have been pledged.
(8)	Includes 33,935 shares owned by companies controlled by Mr. Orrico and 18,827 shares owned by trusts directed by Mr. Orrico.
(9)	Includes 6,998 shares held jointly with his wife.
(10)	Includes 1,457 shares held jointly with his wife, 2,285 shares owned solely by his wife and 7,142 shares owned by a company controlled by Mr. Smith.
(11)	Includes 121 shares owned solely by his wife and 8,489 shares held jointly with his wife.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of 12 members and is divided into three classes.  Director Smith will retire effective as of the annual meeting of shareholders. Also effective as of the annual meeting, Gordon E. Budke will have reached our mandatory retirement age.  However, because of his qualification as audit committee financial expert and his continuing contributions to the Board and Banner, the Board of Directors has made an exception to our policy and accepted the Corporate Governance/Nominating Committee's nomination of Mr. Budke for a one-year term.  The Corporate Governance/Nominating Committee has also nominated Kevin F. Riordan and Terry Schwakopf for election.  Mr. Riordan and Ms. Schwakopf were each recommended for nomination by a non-management director.

  The table below sets forth information regarding each director of Banner and each nominee for director.  The Corporate Governance/Nominating Committee of the Board of Directors selects nominees for election as directors.  Each of our nominees currently serves as a Banner director, other than Mr. Riordan and Ms. Schwakopf, and has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of Roberto R. Herencia, John R. Layman,  David I. Matson, Kevin F. Riordan and Terry Schwakopf, each for a three-year term, and Gordon E. Budke for a one-year term.

Name	Age as of December 31, 2017	Year First Elected or Appointed Director (1)	Term to Expire

BOARD NOMINEES

Roberto R. Herencia	58	2016	2021 (2)
John R. Layman	59	2007	2021 (2)
David I. Matson	73	2016	2021 (2)
Kevin F. Riordan	61	--	2021 (2)
Terry Schwakopf	66	--	2021 (2)
Gordon E. Budke	76	2002	2019 (2)

DIRECTORS CONTINUING IN OFFICE

Robert D. Adams	76	1984	2019
Connie R. Collingsworth	59	2013	2019
Brent A. Orrico	68	1999	2019
Gary Sirmon	74	1983	2019
Mark J. Grescovich	53	2010	2020
David A. Klaue	64	2007	2020
Merline Saintil	41	2017	2020
_________________
(1)    Includes prior service on the Board of Directors of Banner Bank for Messrs. Adams and Sirmon.
(2)    Assuming election or re-election.

Information Regarding Nominees for Election.  Set forth below is the present principal occupation and other business experience during the last five years of each nominee for election, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of Banner.

Roberto R. Herencia has been President and Chief Executive Officer of BXM Holdings, a fund specializing in community bank investments.  He is a director and Chairman of the Board of First Bancorp and its subsidiary, FirstBank Puerto Rico, positions he has held since October 2011.  He has been an independent director and the Chairman of the Board of Byline Bancorp and its subsidiary bank, Byline Bank, since June 2013.  Between 2009 and 2010, Mr. Herencia was President and Chief Executive Officer of Midwest Banc Holdings, Inc. and its subsidiary, Midwest Bank and Trust.  Prior to that, he spent 17 years with Popular Inc. as its Executive Vice President and as President of Popular Inc.'s subsidiary, Banco Popular North America.  Prior to joining Popular, Mr. Herencia spent 10 years with The First National Bank of Chicago (now J.P. Morgan Chase) in a variety of roles, including Deputy Senior Credit Officer and Head of the Emerging Markets Division.  Mr. Herencia has served on the Overseas Private Investment Corporation's Board of Directors since his appointment by President Obama in 2011.  He graduated magna cum laude and received his B.S.B.A. in finance from Georgetown University and his M.B.A. from the Kellogg School of Management at Northwestern University.

John R. Layman served as co-Vice Chairman of the Board of Directors of F&M Bank until its acquisition by Banner Bank in May 2007. He is managing partner of Layman Law Firm, PLLP, with which he has been associated since 1983. His areas of practice include real estate development, commercial litigation, personal injury and product liability. He also has experience in corporate duties, securities litigation, fiduciary obligations, corporate governance and compliance and reporting requirements.

David I. Matson is a former bank executive with nearly 40 years of banking experience. He currently serves as a director of First Bancorp., San Juan, Puerto Rico.  Mr. Matson served as an independent director of SKBHC Holdings LLC, and its subsidiary, Starbuck Bancshares, Inc., both bank holding companies based in Seattle, Washington; and as a director of AmericanWest Bank, a Washington state non-member bank, and the First National Bank of Starbuck, both subsidiaries of Starbuck Bancshares from 2010 until October 1, 2015 when SKBHC Holdings LLC merged with Banner.  Mr. Matson entered the banking sector as a vice president and area manager at Wells Fargo Leasing, a subsidiary of Wells Fargo & Company.  In 1976, Mr. Matson joined Union Bank and served in increasingly senior roles within that organization until his retirement in 2010.  During his tenure at Union Bank, Mr. Matson served in a variety of management roles across the institution, including senior loan and credit officer; controller; senior vice president of merchant banking; senior vice president of institutional and deposit markets; executive vice president and director of Union Bank's finance group; chief financial officer of the holding company and its subsidiary (Union Bank); and as its vice chairman and chief financial officer until his retirement in February 2010.

Kevin F. Riordan retired as a Banking & Capital Markets audit and client service Partner of PricewaterhouseCoopers LLP (PwC), a global professional services firm, in June 2014, having served in that capacity since 2000.  Prior to joining PwC in 1994, Mr. Riordan served various banking and securities trading companies as both an independent auditor and senior financial/accounting executive.  During his career at PwC, Mr. Riordan gained significant experience working with the boards and audit committees of publicly-traded banking and lending institutions while managing major client relationships across multiple markets.  In those roles, Mr. Riordan developed expertise in complex accounting, auditing and financial reporting matters.  Mr. Riordan has been a Certified Public Accountant since 1983.  His qualification as an audit committee financial expert was the primary reason for his nomination to the Board.

Terry Schwakopf currently serves as an Independent Senior Advisor to the banking practice of Deloitte & Touche, LLP, which provides governance, regulatory and risk strategies advisory services to clients in the banking industry.   Prior to joining Deloitte in 2007, Ms. Schwakopf was Executive Vice President of the Federal Reserve Bank of San Francisco with overall responsibility for banking supervision. In that capacity she oversaw the supervision of state member banks and bank and financial holding companies in the nine western states that comprise the San Francisco District.  During her 23-year career with the Federal Reserve, she had a number of other responsibilities, including oversight of community affairs, public information, the corporate secretary's function and communications.  Before  joining the Federal Reserve, she held positions in both the commercial banking and savings and loan industries and worked as a consultant to community banks.  Ms. Schwakopf is a member of the advisory board of Blockchain Capital, a venture capital fund.  She was on the Board of United Way of the Bay Area,  and is actively involved in a number of international organizations and civic groups.  Ms. Schwakopf previously served on the Boards of Directors of Bridge Bank and Bridge Capital Holdings, Nara Bank and Nara Bancorporation, and Rabobank, NA.  She was a member of the accreditation cadre for the Conference of State Bank Supervisors and a board advisor for Solar Mosaic, a crowdfunding site for solar energy financing.

Gordon E. Budke is President of Budke Consulting, PLLC, which specializes in general business assistance to small and growing companies. A Certified Public Accountant with over 38 years of experience in public accounting, Mr. Budke retired as a partner from Coopers & Lybrand (now PricewaterhouseCoopers LLP) in October 1997. His

qualification as an audit committee financial expert was the primary reason for his nomination to the Board. Mr. Budke also serves on the Board of Directors of Yoke's Foods, Inc.

Information Regarding Incumbent Directors.  Set forth below is the present principal occupation and other business experience during the last five years of each director continuing in office, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the director should serve on Banner's Board of Directors.

Mark J. Grescovich is President and Chief Executive Officer, and a director, of Banner Corporation and Banner Bank. Mr. Grescovich joined the Bank in April 2010 and became Chief Executive Officer in August 2010 following an extensive banking career specializing in finance, credit administration and risk management. Prior to joining the Bank, Mr. Grescovich was the Executive Vice President and Chief Corporate Banking Officer for Akron, Ohio-based FirstMerit Corporation and FirstMerit Bank N.A., a commercial bank with $14.5 billion in assets and over 200 branch offices in three states. He assumed the role and responsibility for FirstMerit's commercial and regional line of business in 2007, having served since 1994 in various commercial and corporate banking positions, including that of Chief Credit Officer. Prior to joining FirstMerit, Mr. Grescovich was a Managing Partner in corporate finance with Sequoia Financial Group, Inc. of Akron, Ohio and a commercial and corporate lending officer and credit analyst with Society National Bank of Cleveland, Ohio.

David A. Klaue served as Chairman of the Board of Directors of F&M Bank until its acquisition by Banner Bank in May 2007. He is Chairman of the Board of Empire Lumber Co., a diversified wood products manufacturer with operations in Washington, Idaho and Montana; Felts Field Aviation, an air transportation company; Park Ranch Land & Cattle Co., a cow/calf feeder and hay producer; and Empire Investments, a real estate investment company, companies with which he has been affiliated for over 36 years. He is a managing member in various other real estate investment, equipment and sales companies. Mr. Klaue's career has afforded him expertise in banking, business, agricultural and real estate management.

Merline Saintil has served since November 2014 as Head of Operations for the Product & Technology group at Intuit in Mountain View, California, where her core responsibilities include driving global strategic growth priorities, leading merger and acquisition integration and divestitures, and overseeing the vendor management office.  Before joining Intuit, Ms. Saintil served as Yahoo's Head of Operations for Mobile & Emerging Products from February 2014 to November 2014, where she rapidly scaled the engineering organization through acquisitions and organic growth.   Prior to joining Yahoo, Ms. Saintil increased her knowledge of technology and operations through a variety of roles at Joyent (2011-2013), PayPal (2010-2011), Adobe (2006-2010) and Sun Microsystems (2000-2006).  In addition to her business interests, Ms. Saintil is passionate about supporting women and our youth in leadership and technology.  She has served on the Anita Borg Institute's Nominating Committee for the Technical Leadership ABIE Award and on the Board of Directors of Iridescent, a global nonprofit dedicated to empowering underrepresented young people to become innovators and leaders, through STEM learning that has supported over 100,000 students in 117 countries.  She currently serves on the Board of Directors of  Watermark, the Bay Area's largest membership organization dedicated to increasing the number of women in leadership positions.  She has received numerous awards for her contributions to her community and support of women in technology, including being recognized by Business Insider as #6 on their list of the 22 Most Powerful Women Engineers in the World and Women of Influence 2017 by Silicon Valley Business Journal.  Ms. Saintil received a B.S. from Florida A&M University, where she graduated summa cum laude and was the valedictorian.  She earned her M.S. from Carnegie Mellon University and has completed Stanford Directors' College and Harvard Business School's executive education programs.  She is certified in Cybersecurity Oversight by the National Association of Corporate Directors and the Carnegie Mellon Software Engineering Institute.

Robert D. Adams sold his business interests in 2005 as a partner in, and retired as President and Chief Executive Officer of, Carroll Adams Tractor Co., which sold and rented farm, industrial and consumer equipment and with which he was affiliated for 36 years. Through his career, Mr. Adams developed expertise in management, risk assessment, and agricultural and commercial building construction. Also during his career, Mr. Adams remained active in the United States Air Force Reserve, retiring as a Lt. Colonel.

Connie R. Collingsworth serves as the Chief Business Operations Officer and Secretary of the Bill & Melinda Gates Foundation in Seattle, Washington, where she manages the Foundation's legal, information technology, security and other business operations units, and has provided leadership in the areas of risk management, compliance and corporate governance. Since 2007, she has also served on the Foundation's Executive Leadership Team, which is responsible for the development and execution of Foundation-wide strategy and policy and coordination of overall operations. Prior to joining the Foundation in 2002, Ms. Collingsworth was a partner of Preston Gates & Ellis, now K&L Gates, a leading Northwest law firm based in Seattle, where she served as lead attorney for a broad range of commercial transactions, mergers and acquisitions, and private equity financings. Ms. Collingsworth also serves on the Board of Directors of Premera Blue Cross, one of the largest health plan providers in the Pacific Northwest, and Women's World Banking, a global non-profit devoted to giving more low-income women access to the financial tools and resources essential to their security and prosperity.

Brent A. Orrico is President of FAO Corporation, an asset management company, and is a principal of B & O Financial Management Company, with which he has been affiliated for 22 years. Mr. Orrico has 37 years of experience in banking and finance-related business activities, including having served as an executive officer at a major financial institution and being a founding member of two community banks. Mr. Orrico also serves as a director of Islanders Bank.

Gary Sirmon is Chairman of the Board and a director of Banner and Banner Bank. He joined Banner Bank in 1980 as an Executive Vice President and served as its Chief Executive Officer from 1982 until February 2002. Mr. Sirmon's extensive career in banking has given him expertise in management, strategic planning, risk management, and mergers and acquisitions.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees.  During the year ended December 31, 2017, the Board of Directors held nine meetings.  No director attended fewer than 75% of the total meetings of the Board and committees on which such person served during this period.

Committees and Committee Charters

The Board of Directors has standing Executive, Audit, Compensation, Risk and Corporate Governance/Nominating Committees.  The Board has adopted written charters for the Audit, Compensation, Risk and Corporate Governance/ Nominating Committees and although copies of these charters are not available on our website,  the charters, excepting the Risk Committee charter, must be attached to the annual meeting proxy statement at least once every three years or when the charter has been materially amended.  The Audit, Compensation and Corporate Governance/Nominating Committee charters are attached to this Proxy Statement as Appendix A, Appendix B and Appendix C, respectively.

Executive Committee

The Executive Committee, consisting of Directors Orrico (Chairman), Budke, Collingsworth, Grescovich, Matson, Sirmon and Smith, acts for the Board of Directors when formal Board action is required between regular meetings.  The Committee has the authority to exercise all powers of the full Board of Directors, except that it does not have the power to, among other things, declare dividends, authorize the issuance of stock, amend the Bylaws or approve any agreement of merger or consolidation other than mergers with Banner subsidiaries.  The Executive Committee met twice during the year ended December 31, 2017.

Audit Committee

The Audit Committee, consisting of Directors Budke (Chairman), Adams, Klaue, Layman and Matson, oversees management's fulfillment of its financial reporting responsibilities and maintenance of an appropriate internal control system.  It also has the sole authority to appoint or replace our independent registered public accounting firm and oversees the activities of our internal audit functions.  The Audit Committee believes it has fulfilled its responsibilities under its charter.  The Committee met 12 times during the year ended December 31, 2017.

Each member of the Audit Committee is "independent," in accordance with the requirements for companies quoted on The NASDAQ Stock Market ("NASDAQ").  In addition, the Board of Directors has determined that Mr. Budke and Mr. Matson meet the definition of "audit committee financial expert," as defined by the SEC.

Compensation Committee

The Compensation Committee, which consists of Directors Smith (Chairman), Collingsworth, Herencia, Orrico and Saintil, sets salary policies and levels for executive officers and oversees all of our salary and incentive compensation programs.  The Committee believes it has fulfilled its responsibilities under its charter.  The Compensation Committee met seven times during the year ended December 31, 2017.

Each member of the Compensation Committee is "independent," in accordance with the requirements for companies quoted on NASDAQ.  The Committee meets, outside of the presence of Mr. Grescovich, to discuss his compensation and make its recommendation to the full Board, which then votes on his compensation.  Mr. Grescovich makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of Mr. Grescovich and makes its recommendation to the full Board, which then votes on executive compensation.

Risk Committee

The Risk Committee, consisting of Directors Orrico (Chairman), Adams, Grescovich, Layman, Matson and Saintil, provides oversight of our enterprise-wide risk structure and the processes established to identify, measure, monitor and manage our credit risk, market and liquidity risk, interest rate risk and operating risk, including technology, legal and compliance risk.  The Committee also reviews management's strategies and policies for managing these risks and serves as the primary point of contact between the Board and senior management in assessing enterprise-wide risk management activities and effectiveness.  The Risk Committee met seven times during the year ended December 31, 2017.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee, consisting of Directors Collingsworth (Chair), Herencia and Smith, assures that we maintain the highest standards and best practices in all critical areas relating to the management of the business of Banner.  The Committee also selects nominees for the election of directors and develops a list of nominees for board vacancies.  The Corporate Governance/Nominating Committee believes it has fulfilled its responsibilities under its charter.  Each member of the Committee is "independent," in accordance with the requirements for companies quoted on NASDAQ.  The Committee met seven times during the year ended December 31, 2017.

Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate's level of success and respect in the candidate's field, as well as the candidate's independence, communication skills, education, character and community involvement.  The Committee also considers the candidate's knowledge of the banking business and whether the candidate would provide for adequate representation of our market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  The Committee does not specifically consider diversity in identifying nominees for director; however, the Committee believes that the judicious application of the criteria described above provide Banner with a well-rounded and effective Board with a diverse range of experience and perspectives.

In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a Banner director.  The Committee will consider director candidates recommended by our shareholders.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see "Shareholder Proposals" in this Proxy Statement.  The Committee has also used executive search and leadership consulting firm, Spencer Stuart, this year in its search for qualified nominees, especially with respect to a qualified "financial expert."

Leadership Structure

The positions of Chairman of the Board and of President and Chief Executive Officer are held by two persons.  This has been the case since 1995, when Banner was formed to become the holding company for Banner Bank.  The Board believes this structure is appropriate for Banner because it provides the Board with capable leadership and independence from management.  It also allows the President and Chief Executive Officer to focus on the day-to-day business of managing Banner, while the Chairman leads the Board.

Board Involvement in the Risk Management Process

The Board of Directors recognizes that effective risk management requires a high level of cooperation between the Board and senior management.  Nonetheless, the Board has established and maintains its independence in overseeing the conduct of Banner, including the risk management process.  The Board's leadership structure takes into account its risk administration function by the conduct of its business through Board meetings and through its committees, in particular the Corporate Governance/Nominating, Audit and Risk Committees, as well as by the separation of the positions of Chairman of the Board and of President and Chief Executive Officer as described above.

Directors keep themselves informed of the activities and condition of Banner and of the risk environment in which it operates by regularly attending Board and assigned Committee meetings, and by review of meeting materials, auditor's findings and recommendations, and supervisory communications.  Directors stay abreast of general industry trends and any statutory and regulatory developments pertinent to Banner and the Banks by periodic briefings by senior management, counsel, auditors or other consultants, and by more formal director education.  The Corporate Governance/ Nominating Committee monitors and evaluates director training and information resources.

The Board oversees the conduct of Banner's business and administers the risk management function by:

•	selecting, evaluating, and retaining competent senior management;

•	establishing, with senior management, Banner's long- and short-term business objectives, and adopting operating policies to achieve these objectives in a legal and sound manner;

•	monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies;

•	overseeing Banner's business performance; and

•	ensuring that the Banks help to meet our communities' credit needs.

These responsibilities are governed by a complex framework of federal and state law and regulation as well as regulatory guidelines applicable to the operation of Banner and the Banks.

The Board ensures that all significant risk taking activities are covered by written policies that are communicated to appropriate employees.  Specific policies cover material credit, market, liquidity, operational, legal and reputation risks.  The policies are formulated to further Banner's business plan in a manner consistent with safe and sound practices.  The Board ensures that all such policies are monitored by senior management to make certain that they conform with changes in laws and regulations, economic conditions, and Banner's and the Banks' circumstances.  The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations, and to protect Banner against external crimes and internal fraud and abuse.

The Board's policies also establish mechanisms for providing the Board with the information needed to monitor Banner's operations.  This includes senior management reports to the Board.  These reports present information in a form meaningful to members of the Board, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of the risk under consideration and Banner's and the Banks' unique circumstances.

The Board further enhanced its involvement in the risk management process in September 2010 by the establishment of a Risk Committee.  The Risk Committee reviews management's strategies and policies for managing enterprise-wide risks and the processes established to identify, measure, monitor and manage those risks.  The Risk Committee also serves as the primary point of contact between the Board and senior management in assessing enterprise-wide risk management activities and effectiveness.

The Board has also established a mechanism for independent third party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management.  This is accomplished, for example, by the Director of Internal Audit reporting directly to the Audit Committee.  In addition, an annual external audit is performed. The Audit Committee reviews the auditors' findings with senior management and monitors senior management's efforts to resolve any identified issues and recommendations.  The Audit Committee provides regular reports of its activities to the Board.

The Board also reviews reports of inspection and examination or other supervisory activity, and any other material correspondence received from Banner's regulators.  Findings and recommendations, if any, are carefully reviewed, and progress in addressing such matters is routinely monitored.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  The Corporate Governance/Nominating Committee is responsible for initiatives to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and NASDAQ rules governing corporate governance.  In January 2018, the Board of Directors adopted comprehensive corporate governance guidelines as a framework to assist the Board in fulfilling its responsibilities to shareholders.  A copy of the guidelines is available on our website at www.bannerbank.com.  The guidelines cover a wide range of topics including Board composition, selection, tenure, evaluation and retirement of Board members, Board leadership and director responsibilities.  The Corporate Governance/Nominating Committee will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

The Board of Directors has also adopted a policy governing trading in Banner's securities by our directors and officers.  This wide-ranging policy covers permissible timing of trades, as well as prohibitions on trades.  In particular, the policy prohibits short sales, transactions in publicly-traded options and other types of hedging transactions.  The policy also prohibits holding Banner securities in margin accounts or pledging Banner securities for any purpose, with the exception of pledges in effect before the policy was adopted.

Code of Ethics.  On June 19, 2003, the Board of Directors adopted the Officer and Director Code of Ethics.  The Code is applicable to each of our directors and officers, including the principal executive officer and senior financial officers, and requires individuals to maintain the highest standards of professional conduct.  The Code of Ethics was amended on June 23, 2015 to include a provision regarding director resignation upon the termination of the contractual right of a shareholder to nominate a director and to add a confidentiality agreement.  A copy of the Code of Ethics was filed as an exhibit to Banner's Annual Report on Form 10-K for the year ended December 31, 2015.

Communications with Shareholders.  The Board of Directors maintains a process for shareholders to communicate with the Board.  Shareholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Banner Corporation, 10 S. First Avenue, Walla Walla, Washington 99362.  Any communication must state the number of shares beneficially owned by the shareholder making the communication.  The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at annual meetings of shareholders.  All directors attended last year's annual meeting of shareholders, with the exception of former director, Michael J. Gillfillan.

Related Party Transactions.  We have a number of written policies governing transactions with related parties.  These policies are intended to ensure that all transactions entered into with related parties are in the best interests of Banner and its shareholders.  As a general rule, transactions with directors and officers, and their related interests are prohibited.  An exception applies to normal banking relationships.

Our Code of Ethics provides that where an officer or director finds that any financial or business relationship with customers, consultants, or vendors may impair, or appear to impair, the independence of business judgment on behalf of Banner, that person must (1) disclose fully to a supervisor, the Chief Executive Officer or to the Board of Directors the existence and nature of the conflict and (2) remove and insulate himself/herself from all decision-making and action related to that financial or business activity of Banner.  Each year, our directors and officers complete a conflict of interest questionnaire to ensure that no conflicts, or potential conflicts, of interest are overlooked.

The Banks have followed a policy of granting loans to our employees, officers and directors, which fully complies with all applicable federal and state regulations.  All outstanding loans to our directors and executive officers: (1) were made in the ordinary course of business; (2) were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Banks; and (3) did not involve more than the normal risk of collectability or present other unfavorable features when made.  Loans made to executive officers and directors are granted pursuant to the normal underwriting procedures of the Banks.  Loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to that person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.  All lines of credit to insiders that, combined with other loans, do not exceed $500,000 for directors and their related interests or $100,000 for executive officers and that do not fall within the exceptions to Regulation O of the Board of Governors of the Federal Reserve System ("Federal Reserve") must be approved by the Board of Directors at least annually.  All loan approval and review procedures are governed by written policies.

In addition, each director and executive officer completes a form annually to identify all related interests.  Deposit and loan accounts of directors, executive officers and related interests are then coded in our systems so that developments can be tracked.  Our Regulation O officer, a compliance specialist, monitors developments monthly and completes a quarterly report of Regulation O compliance which is submitted to the Board of Directors.

Director Independence.  Our common stock is listed on The NASDAQ Global Select Market.  In accordance with NASDAQ rules, at least a majority of our directors must be independent directors.  The Board has determined that 11 of our 12 directors are "independent," as defined by NASDAQ.  Robert D. Adams, Gordon E. Budke, Connie R. Collingsworth, Roberto R. Herencia, David A. Klaue, John R. Layman, David I. Matson, Brent A. Orrico, Merline Saintil, Gary Sirmon and Michael M. Smith are independent.  Director nominees Kevin F. Riordan and Terry Schwakopf are independent.  Former directors Jesse G. Foster, Michael J. Gillfillan and D. Michael Jones were also independent.

Stock Ownership Guidelines

In October 2015, the Board of Directors adopted a non-employee stock ownership policy requiring non-employee directors to own shares of Banner's common stock equal in value to three times the respective director's annual cash retainer.   Directors are permitted to meet the policy requirements over time and are restricted from divesting shares until the policy requirement is met.  As of December 31, 2017, eight of the eleven non-employee directors exceeded the ownership requirements under the policy.  The three non-employee directors who do not currently meet the ownership requirements are in the process of fulfilling the policy requirements over time.

DIRECTORS' COMPENSATION

Director Compensation Table

The following table shows the compensation paid to our directors for 2017, with the exception of Mark J. Grescovich, a director and our President and Chief Executive Officer, whose compensation is included in the section entitled "Executive Compensation."

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)		Total ($)

Robert D. Adams	52,167	50,066	--	3,974		106,207
Gordon E. Budke	58,667	60,058	--	7,109	(4)(5)	125,834
Connie R. Collingsworth	53,750	55,090	--	5,078	(5)	113,918
Roberto R. Herencia	52,667	50,066	--	2,002	(4)	104,735
David A. Klaue	43,667	50,066	--	3,974		97,707
John R. Layman	59,667	50,066	--	3,974		113,707
David I. Matson	59,667	50,066	--	641	(4)	110,374
Brent A. Orrico	93,250 (6)	55,090	--	3,974		152,314
Merline Saintil	39,667	50,066	--	--		89,733
Gary Sirmon	68,500 (7)	70,104	59,200 (8)	148,156	(9)	345,960
Michael M. Smith	54,000	56,304	--	4,636		114,940
Jesse G. Foster (10)	13,000	--	--	6,571	(11)	19,571
Michael J. Gillfillan (10)	11,000	--	--	703		11,703
D. Michael Jones (10)	11,500	--	78,716 (12)	135,924	(4)(13)	226,140
_____________
(1)	Directors Adams, Klaue, Layman, Orrico and Smith deferred all or a portion of their fees into Banner common stock, pursuant to the deferred fee agreements described below.
(2)
Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation – Stock Compensation" ("FASB ASC Topic 718"). For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Banner's Annual Report on Form 10-K for the year ended December 31, 2017. Consists of awards of restricted stock units (restricted stock for Messrs. Budke and Herencia) on April 28, 2017, which vest on April 24, 2018. The directors had the following number of unvested stock awards or restricted stock units outstanding on December 31, 2017: Directors Adams, Herencia, Klaue, Layman, Matson and Saintil, 907 shares each; Director Budke, 1,088 shares; Directors Collingsworth and Orrico, 998 shares; Director Sirmon, 1,270 shares; and Director Smith, 1,020 shares.

(3)
For directors other than Messrs. Herencia, Matson and Jones, and Ms. Saintil, includes dividends on unvested and vested but deferred restricted stock units, as well as a one-time tax gross-up. In 2017, it was determined that dividends on unvested and vested but deferred restricted stock units should have been paid instead of deferred; therefore, dividends that should have been paid in 2015 and 2016 were paid in 2017. The plan documents have been revised to clarify that dividends on restricted stock units can be deferred until settlement of the units. It was further determined that dividends on unvested restricted stock and units should be subject to payroll taxes, which was the rationale for the one-time tax gross-up.

(4)	Includes dividends on restricted stock.
(5)
Includes business and occupation tax reimbursement. Effective July 1, 2010, Washington State subjects directors' fees to a 1.8% business and occupation tax, which may be reduced by a small business tax credit allowance. Banner has agreed to reimburse or pay the tax on the director's behalf.

(6)	Includes $30,000 in fees for attending meetings of the Board of Directors of Islanders Bank.
(7)	Includes $500 for attending meetings of the Board of Directors of Community Financial Corporation, a subsidiary of Banner Bank.
(8)
As a result of changes in the expected life assumption, the present value of Mr. Sirmon's supplemental retirement benefits and salary continuation plan increased by $59,200 in 2017. Had we used the same life expectancy assumption as in the prior year, the value would have decreased by $75,000.

(9)
Includes $77,062 pursuant to Mr. Sirmon's salary continuation agreement and $57,604 pursuant to his supplemental retirement agreement (each as described below), as well as country club dues and life insurance premiums paid.

(10)	Retired effective April 25, 2017.
(11)	Includes life insurance premiums paid.
(12)
As a result of changes in the expected life assumption, the present value of Mr. Jones's supplemental retirement benefits and salary continuation plan increased by $74,500 in 2017. Had we used the same life expectancy assumption as in the prior year, the value would have decreased by $99,200. Also includes above-market earnings on deferred compensation of $4,216.

(13)	Includes $134,050 pursuant to Mr. Jones's supplemental retirement agreement (as described below), as well as life insurance premiums paid.

Effective April 25, 2017, non-employee directors of Banner receive an annual cash retainer paid monthly of $40,000, an annual restricted stock or restricted stock unit award of $50,000 and a fee of $1,000 per committee meeting attended.  The Chairman of the Board and various committee chairs receive additional retainers as follows, paid 50% in cash and 50% in restricted stock or restricted stock units: the Chairman of the Board, $40,000; the Chairman of the Audit Committee, $20,000; the Chairman of the Compensation Committee, $12,500; the Chairman of the Corporate Governance/Nominating Committee, $10,000; and the Chairman of the Risk Committee, $10,000.

In order to encourage the retention of qualified directors, we have entered into deferred fee agreements whereby directors may defer all or a portion of their regular fees until retirement.  Each director may direct the investment of the deferred fees toward the purchase of Banner common stock, mutual fund-style investments or a stable value account.  We have established grantor trusts to hold the common stock and mutual fund-style investments.  The assets of the trusts are considered part of our general assets and the directors have the status of unsecured creditors of Banner with respect to the trust assets.  The deferred fee agreements provide pre-retirement death and disability benefits in an amount equal to the value of the director's account balance upon the occurrence of either event.  At retirement, a director, as previously elected, may receive the balance of his or her account in a lump sum or in annual installments over a period not exceeding ten years.  In connection with its acquisitions, Banner also assumed liability for certain deferred compensation plans for the acquired institutions' directors.  At December 31, 2017, our estimated deferred compensation liability accrual with respect to non-employee directors under these agreements was $3.8 million.

Banner Bank entered into agreements to provide supplemental retirement benefits to Messrs. Jones and Sirmon while each was employed by Banner as an executive officer.  Banner Bank has purchased life insurance to recover the benefits payable under these agreements upon each individual's death.  The agreements provide that, following retirement at or after attaining age 65 for Mr. Jones and age 62 for Mr. Sirmon and for a minimum of a 180-month period thereafter, Banner Bank will pay each individual (or his beneficiary) an annual benefit based on his level of pre-retirement compensation and other retirement benefits.  Mr. Jones' monthly benefit is $11,171 and was first paid on March 1, 2011.  Mr. Sirmon's monthly benefit is approximately $4,800 and was first paid on August 1, 2005.

Banner Bank entered into a salary continuation agreement in October 1993 with Mr. Sirmon, a director and former President and Chief Executive Officer of Banner and Banner Bank, to ensure his continued service through retirement.  Banner Bank has purchased life insurance to recover the benefits payable under the agreement upon Mr. Sirmon's death.  Mr. Sirmon retired on July 16, 2005 and will receive monthly payments over a minimum of a 180-month period following retirement.  Mr. Sirmon's monthly benefit is approximately $6,422 and was first paid on August 1, 2005.

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses our executive compensation philosophy and programs, and is intended to give context to the tables that follow in the section entitled, "Executive Compensation."  In particular, we address the 2017 compensation of the following individuals, who are known as our named executive officers:

•	Mark J. Grescovich, President and Chief Executive Officer;
•	Lloyd W. Baker, Executive Vice President and Chief Financial Officer, Banner;
•	Peter J. Conner, Executive Vice President and Chief Financial Officer, Banner Bank;
•	Cynthia D. Purcell, Executive Vice President of Retail Banking and Administration; and
•	Judith A. Steiner, Executive Vice President and Chief Risk Officer.

Executive Summary

2017 Corporate Highlights.  For the year ended December 31, 2017, Banner reported a net profit available to common shareholders of $60.8 million or $1.84 per diluted share.  Management achieved substantial success on Banner's goals to develop and continue strong earnings momentum as well as to maintain a moderate risk profile.  Highlights of this success for the year included outstanding client acquisition and account growth, significantly increased non-interest-bearing deposit balances and solid growth for targeted loan categories, as well as continued strong asset quality coupled with increased reserves.  This resulted in meaningfully increased revenues from core operations and pre-tax net income.  The increased revenues reflect a solid net interest margin and growth in non-interest revenues.

Banner's operating results for the year were substantially impacted by the write-down of deferred tax assets following passage of the Tax Cuts and Jobs Act on December 22, 2017, which resulted in an additional tax expense of $42.6 million, or $1.30 per diluted share.  Results were also significantly impacted by the sale of Banner's Utah operations, including $255 million in loans and $160 million in deposits, which generated a substantial gain on sale of $12.2 million.  In addition, securities sales in connection with balance sheet restructuring designed to postpone the adverse impact of the Durbin Amendment on debit card interchange fees produced a $2.3 million net loss on the sale of securities.  Aside from those one-time events, core operations were solid, with strong net interest income and other revenues contributing to record pre-tax earnings for the year.

Highlights of performance in 2017 include:

•	Total assets at December 31, 2017 were $9.76 billion, postponing the adverse effects of the Durbin Amendment;
•	Completed sale of Banner Bank's seven Utah branches generating a gain on sale of $12.2 million;
•	$145 million, or 2%, growth in loans despite the Utah sale;
•	$125 million, or 4%, growth in non-interest-bearing deposits;
•	$140 million, or 2%, growth in core deposits, with core deposits representing 88% of total deposits, an increase from 87% at the end of the prior year;
•	Revenues from core operations increased 4% to $479.3 million;
•	Net interest margin was 4.24%, compared to 4.20% in 2016;
•	Deposit fees increased by 5%;
•	Pre-tax net income increased 17% to $151.3 million, compared to $129.6 million in 2016;
•	A moderate risk profile in asset quality with non-performing assets of just 0.28% of total assets;
•	Substantially enhanced compliance and enterprise risk management platforms;
•	Dividends to shareholders increased from $0.88 per share to $1.98 per share, including a $1.00 special dividend per share paid in the third quarter; and
•	Repurchased 545,166 shares of common stock at an average price of $56.91 per share.

2017 Executive Compensation Highlights.  Our executive compensation program encourages and rewards sustainable growth in company value, while prudently managing risk and aligning the interests of our executives with those of our shareholders.  The structure of our program has been important in support of our growth objectives and the critical need to keep our most senior leaders focused on the execution of our business strategy.  The pay-for-performance and governance principles that guide our program were fundamental to the following compensation decisions made by the Compensation Committee for 2017:

•
Base salaries: Salary increases were 3% for Mr. Grescovich, Mr. Baker and Ms. Steiner, 3.5% for Mr. Conner and 7% for Ms. Purcell, all consistent with general staff salary increases for the year, except for Ms. Purcell, whose job functions and performance were the major considerations for the increase.

•
2017 annual incentive results:  While performance against goals varied by performance measure, each of the named executive officers earned annual incentive payouts between 55% and 78% of their overall target opportunities.  Please see the discussion beginning on page 20 for more information.

•
2015-2017 performance shares results: None of the performance shares granted in 2015 for the 2015-2017 performance cycle vested as the threshold performance requirements were not achieved. Please see the discussion beginning on page 22 for more information.

Results of Shareholder Vote on Executive Compensation.  We are required to periodically permit shareholders to vote to approve executive compensation, commonly known as a say-on-pay proposal.  At last year's annual meeting of shareholders, the resolution was approved by over 94% of the shares present for purposes of voting on executive compensation.  The Board and Compensation Committee considered the affirmative vote of the shareholders on the say-on-pay resolution at last year's annual meeting as additional confirmation that our existing executive compensation practices were reasonable and aligned with the interests of our shareholders.

Executive Compensation Practices.  We are committed to strong compensation governance and continually monitor the evolution of best compensation practices.  Some of the more important practices incorporated into our program include the following:

•
Regular review of pay versus performance. The Compensation Committee continually reviews the relationship between executive compensation (particularly Chief Executive Officer) and Banner's performance on both an absolute basis and relative to its compensation benchmarking peer group (described in the section entitled "Compensation Benchmarking").

•
Rigorous and diversified performance metrics.  The Compensation Committee annually reviews performance goals for our annual and long-term incentive awards to assure the use of diversified and rigorous but attainable goals.

•
No repricing or cash buyouts of underwater stock options or stock appreciation rights.  Exercise prices are not allowed to be reduced, nor are outstanding awards allowed to be replaced with stock options or stock appreciation rights with a lower exercise price, without shareholder approval (except to adjust for stock splits or similar transactions), and Banner does not allow buyouts of underwater stock options or stock appreciation rights under any circumstances.

•
Use of double-triggers.  All change-in-control severance arrangements and accelerated vesting on all equity awards have a double-trigger, rather than a single-trigger for benefit eligibility.  This means that a change-in-control will not automatically entitle an executive to severance benefits or acceleration of vesting in outstanding equity awards; the executive must also lose his or her job, suffer a significant adverse change to employment terms and conditions, or be denied the continuation (or replacement) of the outstanding unvested awards by the acquiring company.

•
No excessive perquisites.  We provide limited perquisites to our executives that are consistent with the practices of our peer group and other comparable financial institutions.  Benefits include use of company cars, auto allowances and/or club memberships believed to be advantageous to Banner.

•	No tax gross-ups. Parachute excise tax reimbursements and gross-ups will not be provided in the event of a change-in-control.

•
Clawback of compensation. The Annual and Long-term Incentive Plans both provide that incentive awards are subject to clawback in the event that Banner is required to prepare an accounting restatement due to error, omission or fraud.

•	Review of Committee charter. The Compensation Committee reviews its charter annually to incorporate best-in-class governance practices. The charter is attached to this Proxy Statement as Appendix B.

Compensation Program Objectives and Governance

Objectives and Overview of the Compensation Program.  Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Banner and Banner Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align the interests of management and shareholders.  The principles underlying the executive compensation policies include the following:

•	attract and retain key executives who are vital to our long-term success and are of the highest caliber;

•	provide levels of compensation competitive with those offered throughout the financial industry and consistent with our level of performance, complexity and market capitalization;

•	motivate executives to enhance long-term shareholder value by granting awards tied to the value of our common stock; and

•	integrate the compensation program with our annual and long-term strategic planning and performance measurement processes.

The Compensation Committees of Banner and Banner Bank consider a variety of subjective and objective factors in determining the compensation package for individual executives including: (1) the performance of Banner and Banner Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of Banner and Banner Bank during the year.

Target Total Direct Compensation.  A significant portion of total compensation opportunity for our executives is performance-based, with goals focused on growing sustainable company value while prudently managing risk. Performance-based pay comprised 46% of our Chief Executive Officer's target total direct compensation opportunity in 2017 and 34% to 39% for the other named executive officers.  The following table provides a summary:

Allocation of 2017 Target Total Direct Compensation for the Named Executive Officers
Pay Component	Chief Executive Officer	Chief Risk Officer	Other Named Executive Officers

Base salary	36%	53%	45%
Target annual incentive	29%	21%	23%
Target performance-based equity	18%	13%	16%
Time-based restricted stock	18%	13%	16%
Target total direct compensation	100%	100%	100%

Compensation Governance.  The Compensation Committee of the Banner Board of Directors is responsible for setting the policies and compensation levels for Banner directors, officers and employees, while the Compensation Committee of the Banner Bank Board of Directors is responsible for setting the policies and compensation levels for Banner Bank directors, officers and employees.  Banner Bank is the primary subsidiary of Banner.  Each Committee is responsible for evaluating the performance of the Chief Executive Officer, while the Chief Executive Officer evaluates the performance of other senior officers and makes recommendations to the appropriate Committee regarding compensation levels.  The Chief Executive Officer is not permitted to attend Committee meetings during any voting or deliberations related to his compensation.

Use of Compensation Consultants.  From time to time, Banner's Compensation Committee engages outside advisors to assist the Committee with its responsibilities.  The Committee has engaged Pearl Meyer & Partners ("Pearl Meyer"), an independent consulting firm, to serve as the independent consultant to the Committee regarding executive and director compensation matters.  Pearl Meyer is retained by, and reports directly to, the Committee, and provided no other services to Banner in 2017.  Based on standards promulgated by the SEC and NASDAQ to assess compensation advisor independence, as well as the analysis conducted by Pearl Meyer in its independence review, the Compensation Committee has concluded that Pearl Meyer is an independent and conflict-free advisor to the Committee.

Compensation Benchmarking

In 2016, the Compensation Committee engaged Pearl Meyer to prepare a total compensation benchmarking analysis for Banner's Chief Executive Officer and named executive officers, non-named executive officers and non-employee directors.  The comparison companies were selected by the Committee in consultation with Pearl Meyer and the underlying data was based on the most recent public filings of Banner and the peer companies.  The 2016 peer group approved by the Committee was based on the following criteria: (1) listed on either the NYSE or NASDAQ exchange; (2) within 0.5 to 2.4 times Banner's asset size; and (3) likely competitor for executive talent.  These criteria resulted in a peer group consisting of the following 24 financial institutions, ranging in total assets from $7.7 billion to $21.6 billion, and headquartered throughout the United States:

BancorpSouth, Inc.	NBT Bancorp Inc.
Chemical Financial Corporation	Old National Bancorp
Columbia Banking System, Inc.	PacWest Bancorp
CVB Financial Corp.	PrivateBancorp, Inc.
First Interstate BancSystem, Inc.	Texas Capital Bancshares, Inc.
First Midwest Bancorp, Inc.	Trustmark Corporation
F.N.B. Corporation	Union Bankshares Corporation
Fulton Financial Corporation	United Bankshares, Inc.
Glacier Bancorp, Inc.	United Community Banks, Inc.
Home BancShares, Inc.	Valley National Bancorp
IBERIABANK Corporation	Washington Federal, Inc.
National Penn Bancshares, Inc.	Western Alliance Bancorporation

Pearl Meyer presented the results of its benchmarking analysis to the Compensation Committee in June 2016.  The analysis provided benchmarks for base salary, annual incentive, target and actual total cash compensation, long-term incentives, target and actual total direct compensation and target and actual total remuneration, including retirement benefits and perquisites.  For each combination of pay, the data was presented at the 10th, 25th, 50th, 75th and 90th percentile measures.  The Committee does not target a specific percentile measure for any particular component of compensation, but rather uses benchmarking information to provide important context for the competitiveness of its compensation arrangements.  The Committee considered the results of the 2016 benchmarking analysis when making the 2017 pay decisions described below.

In the second quarter of 2017, the Compensation Committee engaged Pearl Meyer to prepare an updated total compensation benchmarking analysis.  For the 2017 analysis, the Committee approved a revised peer group consisting of the following 23 financial institutions, ranging in total assets from $8.1 billion to $21.9 billion as of December 31, 2017, and headquartered throughout the United States:

Bank of California, Inc.	NBT Bancorp Inc.
BancorpSouth, Inc.	Old National Bancorp
Chemical Financial Corporation	PacWest Bancorp
Columbia Banking System, Inc.	Pinnacle Financial Partners, Inc.
CVB Financial Corp.	PrivateBancorp, Inc.
First Interstate BancSystem, Inc.	Trustmark Corporation
First Midwest Bancorp, Inc.	Union Bankshares Corporation
Fulton Financial Corporation	United Bankshares, Inc.
Glacier Bancorp, Inc.	United Community Banks, Inc.
Great Western Bancorp, Inc.	Washington Federal, Inc.
Home BancShares, Inc.	Western Alliance Bancorporation
IBERIABANK Corporation

In addition to being used for the benchmarking analysis, the 2017 peer group is used for purposes of calculating relative performance under the 2017 Annual Incentive Plan described below.  Pearl Meyer presented the results of its benchmarking analysis to the Compensation Committee in June 2017.  The Committee will consider the findings from the 2017 analysis when making pay decisions in 2018.

Compensation Program

The Compensation Committees focus primarily on the following four components in forming the total compensation package for our named executive officers:

•	base salary;
•	short-term incentive compensation;
•	long-term incentive compensation; and
•	participation in a supplemental executive retirement program.

Base Salary.  The salary levels of named executive officers are designed to be competitive within the banking and financial services industries.  The Compensation Committees take a number of factors into account when setting the base salaries of the named executive officers.  These factors include peer data provided by compensation consultants, the officer's level of experience, the responsibilities assigned to the officer, the officer's performance during the previous year, and Banner's overall financial health.  In 2017, salary increases ranged from 3% for Mr. Grescovich, Mr. Baker and Ms. Steiner, 3.5% for Mr. Conner and 7% for Ms. Purcell, all consistent with general staff salary increases for the year, except for Ms. Purcell, whose job functions and performance were the major considerations for the increase.  In February 2018, the Compensation Committee approved salary increases of 3% for Mr. Grescovich, Ms. Purcell and Ms. Steiner, and 13.3% for Mr. Conner.  Mr. Baker's salary was left unchanged from his 2017 level.  Mr. Baker has announced his retirement as Executive Vice President and Chief Financial Officer of Banner effective April 30, 2018.  Mr. Conner has been named as his successor.

Incentive Compensation.  We believe that performance-based pay opportunities and stock ownership by our officers are significant factors in aligning the interests of the officers with those of shareholders.  On April 22, 2014, our shareholders approved the 2014 Omnibus Incentive Plan, which was amended and restated on March 24, 2015.  This plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and other cash awards.  The 2014 Omnibus Incentive Plan is intended to provide us flexibility in our ability to motivate, attract, and retain the services of employees and directors upon whose judgment, interest and special effort we depend.

Awards granted under the 2014 Omnibus Incentive Plan are determined based upon the officers' level of responsibility and expected contributions to Banner and Banner Bank as judged by the Compensation Committee and the Board of Directors.  The Compensation Committee considers a number of factors in granting awards.  These factors differ from year to year, but are fundamentally driven by the Committee's view on what is necessary to most effectively support Banner's business and leadership strategies.

Short-term Incentive Compensation.  The Compensation Committees of Banner and Banner Bank adopted criteria and rules for awarding and paying annual incentive payments to the named executive officers, as set forth in the Banner Corporation 2017 Annual Incentive Plan ("Annual Incentive Plan").  The purpose of the Annual Incentive Plan is to reward employees for their contributions to the performance and success of Banner and Banner Bank.  All employees are eligible to participate in the Annual Incentive Plan, subject to certain eligibility requirements, with the participants identified each year by the Compensation Committee after being proposed by our Chief Executive Officer.  The Annual Incentive Plan's plan year corresponds to our fiscal year of January 1 to December 31.  Each participant is assigned a target award opportunity, which is expressed as a percentage of base salary, and a range of payout opportunities from 0% up to 150% of the target incentive.  Awards are determined based on a weighted combination of corporate and individual performance goals, which, with the exception of incentives for the Chief Executive Officer, are established and proposed by the Chief Executive Officer, subject to the approval of the Compensation Committee.  The weighted combination of corporate and individual performance goals for the Chief Executive Officer is determined by the Compensation Committee.

On March 27, 2017, the Compensation Committee selected the participants under the Annual Incentive Plan, which include the Chief Executive Officer, all Executive Vice Presidents, and select other officers and staff of Banner and Banner Bank, and established performance goals for all participants.  The annual incentive opportunities for the named executive officers, expressed as a percentage of base salary earned during 2017, were as follows:

Executive	Below Threshold	Threshold (50%)	Target (100%)	Stretch/Max (150%)

Mark J. Grescovich	0%	40%	80%	120%
Lloyd W. Baker	0%	25%	50%	75%
Peter J. Conner	0%	25%	50%	75%
Cynthia D. Purcell	0%	25%	50%	75%
Judith A. Steiner	0%	20%	40%	60%

For 2017, the Compensation Committee established the following balance between corporate and individual goals:

Executive	Corporate	Individual

Mark J. Grescovich	80%	20%
Other named executive officers	65%	35%

The portion of the Annual Incentive Plan award tied to corporate performance is based on relative and absolute performance requirements for measures established by the Compensation Committee.  If Banner's financial performance relative to its 2017 peer group of financial institutions (see the "Compensation Benchmarking" discussion above) is below the 25th percentile, the payout associated with that measure will not exceed the target payout, regardless of absolute performance, unless the Compensation Committee exercises discretion to waive the requirement.  For the 2017 fiscal year, the Compensation Committee approved the following corporate performance measures for the named executive officers:

	Absolute Performance Goals			Weighting (% of Target Opportunity)
Performance Measure	Threshold	Target	Stretch	CEO	Other NEOs

Return on average assets (1)	1.50%	1.60%	1.80%	32%	39%
Efficiency ratio (2)	67.0%	65.0%	60.0%	16%	26%
Ratio of non-performing assets to total assets (3)	0.55%	0.35%	0.25%	16%	N/A
Total operating revenue (4)	(5)	$478.7 million	$492.5 million	16%	N/A

Payout as a percentage of target	50%	100%	150%
____________
(1)
Net income before income taxes and before provision for loan and lease losses, adjusted to remove realized gains/losses on securities, nonrecurring items and trading account income, divided by average total assets.

(2)
Noninterest expense before foreclosed property expense, amortization of intangibles and goodwill impairments as a percentage of net interest income and noninterest revenues, excluding realized gains/losses on securities, nonrecurring items and trading account income.

(3)	Nonaccrual loans, loans past due 90 days or more and still accruing and other real estate owned as a percentage of total assets, as of December 31, 2017.
(4)	Net interest income plus non-interest income, adjusted to remove trading account income; does not include realized gains/losses on securities or nonrecurring revenue.
(5)	No payout below target performance.

Individual performance goals are established at the beginning of each plan year.  An executive's individual goals may relate to responsibilities, projects and initiatives specific to the executive's business or function that are not covered in the corporate performance measurements, such as integration activities, new software or program implementation, and efficiency initiatives.  The Compensation Committee establishes and approves corporate performance goals for all of the named executive officers and individual goals for the Chief Executive Officer, and the Chief Executive Officer establishes and approves individual goals for the other participants.  With the exception of incentive awards intended to be qualified performance-based awards (as defined in the 2014 Omnibus Incentive Plan), the Compensation Committee has the discretion to adjust awards as needed to reflect the business environment and market conditions that may affect Banner's performance and incentive plan funding, or to waive, change or amend any of the Plan provisions as it deems appropriate.  Incentive awards are subject to clawback if Banner is required to prepare an accounting restatement due to error, omission or fraud.

2017 Annual Incentive Plan Results.  The following table summarizes Banner's performance and resulting payouts associated with the corporate goals for 2017.

Absolute Performance Measure	Performance Achieved	Payout Earned as a % of Target

Return on average assets	1.50%	50.0%
Efficiency ratio	67.54%	0.0%
Ratio of non-performing assets to total assets	0.28%	134.2% (1)
Growth in total operating revenue (2)	$479.3 million	100.0% (3)
____________
(1)	Relative performance on this metric was at the 84th percentile of Banner's 2017 compensation peer group, qualifying for payout above target at the calculated level.
(2)
Annualized rate of growth is measured as total operating revenue for the twelve-month period from January 1, 2017 to December 31, 2017, as compared to total operating revenue for the twelve-month period from January 1, 2016 to December 31, 2016.

(3)	Although operating revenue performance exceeded the target goal, relative growth failed to exceed the required 25th percentile performance necessary to payout above target for this measure.

The Compensation Committee determined that Mr. Grescovich's overall individual performance in 2017 was effective and that his leadership was instrumental in strategic planning and the execution of the successful build-out of Banner's compliance and risk management infrastructure to address the increased complexity of operations.  The Committee also noted significant personnel management and executive hiring decisions and felt that Mr. Grescovich's representation of Banner in the investment community was both professional and productive.  The Committee awarded Mr. Grescovich with a payout for 2017 individual goal performance equal to $153,375 (125% of target).  Evaluation of 2017 performance against individual goals for the other named executive officers resulted in 100% of target payout for Mr. Baker, 125% of target payout for Mr. Conner and Ms. Purcell, and 150% of target payout for Mr. Steiner.

The named executive officers earned total annual incentive payouts between 54% and 78% of target opportunity for performance during 2017, as summarized below.

Executive	Target Opportunity as % of Salary	% of Target Incentive Achieved	Incentive Earned as % of Salary	2017 Incentive Earned

Mark J. Grescovich	80%	78.5%	62.8%	$481,416
Lloyd W. Baker	50%	54.5%	27.3%	$75,400
Peter J. Conner	50%	63.3%	31.6%	$94,120
Cynthia D. Purcell	50%	63.3%	31.6%	$101,676
Judith A. Steiner	40%	72.0%	28.8%	$88,344

Long-term Incentive Compensation.  The Compensation Committee considers equity awards a form of long-term compensation as they are made subject to a multi-year vesting schedule.  Pursuant to the 2014 Omnibus Incentive Plan, the Compensation Committee may grant various stock and cash-based awards from time to time.  Awards may be subject to time- and/or performance-based vesting conditions.

On March 27, 2017, in connection with the 2014 Omnibus Incentive Plan, the Committee established the 2017 Long-Term Incentive Plan, under which the Committee determined to grant both time-based and performance-based awards effective April 3, 2017 to each of the named executive officers.  The time-based awards are detailed below in the Grants of Plan-based Awards table.  The time-based shares vest ratably over a three-year period beginning on April 3, 2018 and ending on the third anniversary of the grant date.

Awards of performance-based restricted stock ("performance shares") are contingent on attaining pre-established three-year performance goals.  The Compensation Committee reviews and approves goals in consultation with management.  The Committee established threshold, target and stretch performance levels and associated payouts.  At the end of the performance cycle, resulting payouts are determined based on Banner's performance relative to the peer financial institutions.  For the awards made in 2017, the Committee approved the following corporate performance measures, weightings and relative performance goals:

		Relative Performance Percentile Ranking (1)
Performance Measure	Weighting	Threshold	Target	Stretch

Return on average tangible common equity (2)	50%	25th	50th	75th
Total shareholder return (3)	50%	25th	50th	75th

Payout as a percentage of target		50%	100%	150%
____________
(1)
Peer companies for the 2017-19 performance cycle consist of all U.S. commercial banks (or their holding companies) traded on Nasdaq, NYSE or NYSE American (formerly NYSE MKT), with total assets between 50% and 200% of Banner's total assets as of December 31, 2019.

(2)
Net income before amortization of intangibles and goodwill (tax-adjusted), divided by average tangible common equity; the measure used for relative comparisons will be an average of the calculated results for the years 2017, 2018 and 2019, each determined separately.

(3)	Total shareholder return from January 1, 2017 through December 31, 2019, assuming that dividends paid during the period are reinvested in the respective company's shares on the date paid.

The Compensation Committee approved target long-term incentive awards expressed as a percentage of base salary which were subsequently denominated in shares based on the average of the closing prices of Banner's stock on the ten days prior to the date of grant.  Awards for 2017 were allocated between restricted stock and performance shares, illustrated below as a percentage of base salary:

Executive	Total target stock-based award as % of salary	Restricted stock award as % of salary	Target performance share award as % of salary

Mark J. Grescovich	100%	50%	50%
Lloyd W. Baker	70%	35%	35%
Peter J. Conner	70%	35%	35%
Cynthia D. Purcell	70%	35%	35%
Judith A. Steiner	50%	25%	25%

The Grants of Plan-based Awards Table provides additional detail relating to the 2017 equity awards for the named executive officers.

Recipients of time-based restricted stock receive dividends during the restriction period and have the power to vote unvested stock.  Recipients of performance-based restricted stock are entitled to dividends but only as and when the shares to which the dividends are attributable become vested.  Recipients of performance-based restricted stock do not have voting rights with respect to unvested shares.  If Banner is required to prepare an accounting restatement due to error, omission or fraud, executive officers may be required to reimburse Banner for part or the entire incentive award made to the officer on the basis of having met or exceeded specific targets for performance periods.  With the exception of incentive awards intended to be qualified performance-based awards (as defined in the 2014 Omnibus Incentive Plan), the Compensation Committee has the discretion to adjust awards as needed to reflect the business environment and market conditions that may affect Banner's performance and incentive plan funding.

Performance Shares Vesting for the 2015-17 Performance Cycle.  None of the performance shares granted in the first quarter of 2015 vested as relative performance was below the required threshold performance level (50th percentile) for both performance measures. Relative performance for pretax pre-provision return on average assets for Banner during the 2015-2017 performance cycle was at the 17rd percentile of peers and relative total shareholder return over this period was at the 14th percentile of peers.

Supplemental Executive Retirement Program.  We have adopted a supplemental executive retirement program ("SERP") in which Mr. Baker and Ms. Purcell participate.  The SERP is intended to encourage retention by ensuring that the executives reach a targeted retirement income, recognizing their value to Banner and rewarding them for their long-term service commitments.  At termination of employment at or after retirement age and achievement of a service requirement, the executive's annual benefit under the SERP, which may be reduced by certain other retirement benefits, would be computed as a percentage of the executive's final average compensation (as defined in the plan) and the executive's annual years of service (called the "supplemental benefit").  The executives are eligible for a reduced benefit upon early retirement if they meet the years of service requirements in their individual agreements; however, no benefit payment will begin before retirement age.  The SERP also provides for payments in the event of an executive's disability or death, or termination in the event of a change in control, all as discussed in further detail below, under "Potential Payments Upon Termination or Change in Control."  Executives' receipt of payments under the SERP are subject to confidentiality and non-competition provisions.  The executive officers have the status of unsecured creditors of Banner Bank with respect to the benefits accrued under the SERP.

Tax and Accounting Considerations

We have historically structured incentive compensation arrangements with a view toward qualifying them as performance-based compensation exempt from the deduction limitations under Section 162(m) of the Internal Revenue Code ("Section 162(m)"), although we have viewed and continue to view the availability of a tax deduction as only one relevant consideration.  The Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for our success.

Federal tax legislation enacted in December 2017 eliminated the Section 162(m) performance-based compensation exemption prospectively and made other changes to Section 162(m), but with a transition rule that preserves the performance-based compensation exemption for certain arrangements and awards in place as of November 2, 2017.  We intend to continue to administer arrangements and awards subject to this transition rule with a view toward preserving their eligibility for the performance-based compensation exemption to the extent practicable.

Compensation Committee Report

The Compensation Committee of Banner's Board of Directors has submitted the following report for inclusion in this Proxy Statement:

The Compensation Committee has reviewed and approved the Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on the Committee's discussion with management, the Compensation Committee recommended that the Board of Directors approve and include the Compensation Discussion and Analysis in this Proxy Statement.

The foregoing report is provided by the following directors, who constitute the Committee:

The Compensation Committee

Michael M. Smith, Chair
Connie R. Collingsworth
Roberto R. Herencia
Brent A. Orrico
Merline Saintil

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding compensation for our named executive officers.  No executive officer of Islanders Bank or Community Financial Corporation is an executive officer of Banner.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non- equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)(2)	All Other Compen- sation ($)(3)	Total ($)

Mark J. Grescovich	2017	766,875	--	999,410	481,416	--	74,723	2,322,424
President and Chief	2016	744,825	--	1,342,509	368,536	--	48,723	2,504,593
Executive Officer	2015	716,415	--	616,437	279,518	--	28,673	1,641,043

Lloyd W. Baker	2017	276,697	--	252,417	75,400	160,507 (4)	30,508	795,529
Executive Vice President,	2016	269,282	50,000	193,723	53,439	94,581 (4)	25,535	686,560
Chief Financial Officer, Banner	2015	260,724	65,181	125,038	34,155	114,031 (4)	24,761	623,890

Peter J. Conner (5)	20177	297,612	--	271,768	94,120	--	32,834	696,334
Executive Vice President, Chief
Financial Officer, Banner Bank

Cynthia D. Purcell	2017	312,496	--	295,953	101,676	491,814 (4)	25,186	1,227,125
Executive Vice President,	2016	303,971	60,000	219,132	60,323	246,885 (4)	20,208	910,519
Retail Banking and Administration	2015	294,311	73,578	141,142	38,555	337,450 (4)	18,176	903,212

Judith A. Steiner (5)	2017	306,750	150,000 (6)	199,768	88,344	--	30,660	775,522
Executive Vice President,
Chief Risk Officer
_____________
(1)
Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Banner's Annual Report on Form 10-K for the year ended December 31, 2017. Includes time-based and performance-based restricted stock awards as described beginning on page 22 of this Proxy Statement under "Long-term Incentive Compensation."

(2)
See "Pension Benefits" below for a detailed discussion of the assumptions used to calculate the Change in Pension Value. Changes to the expected life assumptions resulted in material increases in the change in pension values for Mr. Baker and Ms. Purcell, adding $94,749 and $240,847, respectively, to the reported compensation.

(3)	Please see the table below for more information on the other compensation paid to our executive officers in 2017.
(4)	Represents an increase in the value of the executive's SERP.
(5)	Not a named executive officer in 2016 or 2015.
(6)	Retention bonus paid pursuant to Ms. Steiner's employment agreement.

All Other Compensation.  The following table sets forth details of "All other compensation," as presented above in the Summary Compensation Table.  The amounts reflected constitute contributions by Banner or Banner Bank for 2017.

Name	Employer 401(k) Matching Contribu- tion ($)	Dividends and Tax Gross-Up ($)(1)	Life Insurance Premium ($)	Club Dues ($)	Company Car Allowance ($)	Relocation Reimburse -ment ($)	Total ($)

Mark J. Grescovich	10,800	57,418 (2)	1,753	3,885	867	--	74,723
Lloyd W. Baker	10,800	6,443	5,958	3,885	3,422	--	30,508
Peter J. Conner	10,800	13,931	2,103	--	6,000	--	32,834
Cynthia D. Purcell	10,800	7,410	4,525	1,468	983	--	25,186
Judith A. Steiner	10,800	4,719	861	--	--	14,280	30,660
___________
(1)
Consists of dividends on restricted stock and a one-time tax gross-up. It was determined that dividends on unvested restricted stock and units should be subject to payroll taxes, which was the rationale for the tax gross-up.

(2)
Also includes dividends on vested but deferred restricted stock units. In 2017, it was determined that dividends on unvested and vested but deferred restricted stock units should have been paid instead of deferred; therefore, dividends that should have been paid in 2016 were paid in 2017. The plan documents have been revised to clarify that dividends on restricted stock units can be deferred until settlement of the units.

Employment Agreements and Perquisites.  We have entered into employment agreements with each of the named executive officers.  The initial term of each agreement may be extended annually for an additional year at the discretion of the Board of Directors or a committee appointed by the Board.  The employment agreements were extended on June 1, 2017 for Mr. Grescovich and July 1, 2017 for each of the other named executive officers.  Under the agreements, the current base salaries for Mr. Grescovich, Mr. Baker, Mr. Conner, Ms. Purcell and Ms. Steiner are $772,500, $278,727,$300,150, $326,852 and $309,000, respectively.  Each executive's annual base salary must be reviewed annually and will be adjusted from time to time to reflect amounts approved by the Board or Board Committee.

The executives may participate with other executive officers of Banner Bank in such performance-based and discretionary bonuses, and incentive compensation opportunities, if any, as are authorized by the Board or Board committee.  The executives also may be eligible to participate in equity or incentive award programs sponsored by Banner Bank.  The executives may participate, to the same extent as executive officers of Banner Bank generally, in all Bank plans relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof.  In addition, the executives are entitled to participate in any other fringe benefit plans or perquisites which are generally available to Banner Bank's executive officers, including but not limited to supplemental retirement, deferred compensation programs, supplemental medical or life insurance plans, company cars, club dues and physical examinations.  The executives also will be provided an automobile for their business use, monthly club and/or gym membership dues, and other employee benefits such as vacation and sick leave.  The agreements also provide that compensation may be paid in the event of disability, death, involuntary termination or a change in control, as described below under "Potential Payments Upon Termination or Change in Control."

401(k) Profit Sharing Plan.  We provide a 401(k) profit sharing plan.  The Board of Directors has appointed an administrative committee of Banner Bank officers to administer the 401(k) plan, and the named executive officers participate in this plan.  On an annual basis, the Board of Directors establishes the level of employer contributions to the 401(k) plan, which applies to all eligible participants including the named executive officers.  In 2017, we matched participants' contributions into the 401(k) plan up to four percent of eligible earnings for each payroll period.

Grants of Plan-Based Awards

 The following table shows information regarding grants of plan-based awards made to our named executive officers for 2017.

		Estimated future payouts under non-equity incentive plan awards (1)			Estimated future payouts under equity incentive plan awards (2)			All other stock awards: number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mark J. Grescovich	04/03/17	306,750	613,500	920,250				7,024	385,056
	04/03/17				3,512	7,024	10,536		614,354 (3)

Lloyd W. Baker	04/03/17	69,174	138,349	207,524				1,774	97,251
	04/03/17				887	1,774	2,661		155,166 (3)

Peter J. Conner	04/03/17	74,403	148,806	223,209				1,910	104,706
	04/03/17				955	1,910	2,865		167,062 (3)

Cynthia D. Purcell	04/03/17	78,124	156,248	234,372				2,080	114,026
	04/03/17				1,040	2,080	3,120		181,927 (3)

Judith A. Steiner	04/03/17	61,350	122,700	184,050				1,404	76,967
	04/03/17				702	1,404	2,106		122,801 (3)
____________
(1)    Represents the potential range of awards payable under our 2017 Annual Incentive Plan. The performance goals and measurements associated with this Plan that generate the awards set forth above are provided in the "Short-term Incentive Compensation" section beginning on page 20.

(2)    Represents the potential range of restricted stock awards payable under our 2017 Long-term Incentive Plan subject to performance measurements. The performance goals and measurements associated with this Plan that generate the awards set forth above are provided in the "Long-term Incentive Compensation" section beginning on page 22.

(3)    The fair value of the portion of the performance-based stock that is tied to return on average assets is based on the stock price on the date of grant at the maximum performance level. The fair value of the portion of the performance-based stock that is tied to total shareholder return is based on a statistical "Monte Carlo simulation" modeling technique that simulates potential stock price movements and all potential outcomes of achievement of the goal.

Outstanding Equity Awards

The following information with respect to outstanding stock awards as of December 31, 2017 is presented for the named executive officers.  The named executive officers have no stock option awards outstanding.

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Mark J. Grescovich	13,142 (1)	724,387	32,777 (2)	1,806,668

Lloyd W. Baker	3,189 (1)	175,778	6,706 (2)	369,635

Peter J. Conner	5,115 (3)	281,939	5,433 (4)	299,467

Cynthia D. Purcell	3,677 (1)	202,676	7,686 (2)	423,652

Judith A. Steiner	2,166 (5)	119,390	2,106 (6)	116,083
_____________
(1)
Consists of awards of restricted stock on March 27, 2015, April 1, 2016 and April 3, 2017 which vest pro rata over a three-year period from the grant date, with the first one-third vesting one year after the applicable grant date.

(2)	Consists of awards of restricted stock on March 27, 2015, April 1, 2016 and April 3, 2017 which vest after attainment of performance goals.
(3)
Consists of awards of restricted stock on October 6, 2015, April 1, 2016 and April 3, 2017 which vest pro rata over a three-year period from the grant date, with the first one-third vesting one year after the applicable grant date.

(4)	Consists of awards of restricted stock on April 1, 2016 and April 3, 2017 which vest after attainment of performance goals.
(5)
Consists of awards of restricted stock on September 30, 2016 and April 3, 2017 which vest pro rata over a three-year period from the grant date, with the first one-third vesting one year after the applicable grant date.

(6)	Consists of an award of restricted stock on April 3, 2017 which vests after attainment of performance goals.

Option Exercises and Stock Vested

The following table shows the value realized upon vesting of stock awards for our named executive officers in 2017.  The named executive officers have no option awards outstanding.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Mark J. Grescovich	5,575	303,509
Lloyd W. Baker	1,309	71,214
Peter J. Conner	2,633	158,232
Cynthia D. Purcell	1,482	80,626
Judith A. Steiner	381	23,146

Pension Benefits

The following information is presented with respect to the nature and value of pension benefits for the named executive officers at December 31, 2017.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)

Mark J. Grescovich	N/A	--	--	--
Lloyd W. Baker	Supplemental Executive Retirement Program	23	2,169,019	--
Peter J. Conner	N/A	--	--	--
Cynthia D. Purcell	Supplemental Executive Retirement Program	33	2,620,260	--
Judith A. Steiner	N/A	--	--	--
_____________

(1)
Amounts shown assume normal retirement age as defined in individual agreements and an assumed life based on social security life expectancy tables, but not less than 15 years following retirement, for the recipient and recipient's spouse, with the projected cash flows discounted at 4½% to calculate the resulting present value.

Supplemental Executive Retirement Program.  We have adopted a SERP for Mr. Baker and Ms. Purcell.  Banner Bank has purchased life insurance on both of the executives in an amount sufficient to recover the benefits payable under the SERP, payable upon their deaths.  The SERP provides for payments in the event of retirement, early retirement, disability, involuntary termination following a change in control and death.  These payments are discussed in further detail below, under "Potential Payments Upon Termination or Change in Control."

Nonqualified Deferred Compensation

The following information is presented with respect to plans that provide for the deferral of compensation on a basis that is not tax-qualified in which the named executive officers participated in 2017.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($)(1)

Mark J. Grescovich	--	--	--	--	--
Lloyd W. Baker	--	--	697	--	31,427
Peter J. Conner	--	--	--	--	--
Cynthia D. Purcell	--	--	4,040	--	22,755
Judith A. Steiner	51,114	--	3,698	--	54,812
__________
(1)
Includes prior period executive contributions and employer contributions to the deferred compensation plan. Of these amounts, the following amounts were previously reported as other compensation to the officers in the Summary Compensation Table: for Mr. Baker, $6,762; and for Ms. Purcell, $8,421.

In 2004, we adopted deferred compensation plans which allow executive officers of Banner to defer all or part of their cash compensation or non-qualified stock options until retirement.  Each executive officer may direct the investment of the deferred compensation toward the purchase of life insurance, Banner common stock, mutual fund-style investments or a stable value account.  We established grantor trusts to hold the common stock and mutual fund-style investments.  The assets of the trusts are considered part of our general assets and the executive officers have the status of unsecured creditors of Banner with respect to the trust assets.  The deferred compensation agreements provide pre-retirement death and disability benefits in an amount based on the value of the executive officer's account balance upon the occurrence of either event.  At retirement, an executive officer, as previously elected, may receive the balance of his or her account in a lump sum or in annual installments over a period not exceeding ten years.  At December 31, 2017, our estimated deferred compensation liability accrual with respect to executive officers under these agreements was $650,000.

Potential Payments Upon Termination or Change in Control

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination, early retirement, normal retirement and death.  In addition, our equity plans also provide for potential payments upon termination.  The following table shows, as of December 31, 2017, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Death ($)		Disability ($)		Involuntary Termination ($)		Involuntary Termination Following Change in Control ($)		Early Retirement ($)		Normal Retirement ($)

Mark J. Grescovich
Employment Agreement	--		667,786	(1)	2,812,572		4,218,858		--		--
Equity Plans	2,531,055	(2)	2,531,055	(2)	--		2,531,055	(2)	--		--

Lloyd W. Baker
Employment Agreement	--		--		726,079		890,161		--		--
SERP	94,853	(3)	189,705	(3)	189,705	(4)	189,705	(4)	189,705	(4)	189,705	(3)
Equity Plans	545,413	(2)	545,413	(2)	--		545,413	(2)	--		--

Peter J. Conner
Employment Agreement	--		200,100	(5)	788,645		1,810,472		--		--
Equity Plans	581,406	(2)	581,406	(2)	--		581,406	(2)	--		--

Cynthia D. Purcell
Employment Agreement	--		217,901	(5)	836,246		991,051		--		--
SERP	100,710	(3)	201,421	(3)	190,385	(4)	190,385	(4)	190,385	(4)	194,449	(3)
Equity Plans	626,328	(2)	626,328	(2)	--		626,328	(2)	--		--

Judith A. Steiner
Employment Agreement	--		206,000	(5)	155,978		314,676		--		--
Equity Plans	235,473	(2)	235,473	(2)	--		235,473	(2)	--		--
____________
(1)	Annually through the term of the employment agreement unless the Board exercises an election to discontinue.
(2)
Represents accelerated vesting of restricted stock. Performance-based vesting would be determined based on actual performance; for purposes of this calculation, assumes that all shares vested at the maximum performance level.

(3)	Indicates annual payments.
(4)	Indicates annual payments (which may not begin before age 62).
(5)    Indicates annual payments; payable only until age 65.

Employment Agreements.  The employment agreements with each of the named executive officers provide for payments in the event of death, disability or termination.  In the event of an executive's death during the term of his or her employment agreement, we will pay to the executive's estate the compensation due through the last day of the calendar month in which his or her death occurred.

Mr. Grescovich's agreement provides that if he becomes entitled to benefits under the terms of the then-current disability plan, if any, of Banner or Banner Bank or becomes otherwise unable to fulfill his duties under his employment agreement, he shall be entitled to receive such group and other disability benefits as are then provided for executive employees.  In the event of his disability, the employment agreement is not suspended, except that (1) the obligation to pay Mr. Grescovich's salary will be reduced by the amount of disability income benefits he receives and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the Compensation Committee, Banner or Banner Bank may discontinue payment of his salary beginning six months following a determination that he has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under his agreement. If Mr. Grescovich's disability does not constitute a disability within the meaning of Section 409A of the Internal Revenue Code, and he is a "specified employee" within the meaning of Section 409A, then disability payments will not begin until the earlier of his death or the sixth month anniversary of his separation from service.

The employment agreements with each of the named executive officers other than Mr. Grescovich provide that if the executive becomes disabled or incapacitated to the extent that he or she is unable to perform the duties of his or her position, he or she shall receive short-term disability benefits equal to 100% of his or her monthly compensation beginning on the 15th day of disability and continuing until the 180th day of disability and long-term disability benefits equal to 66⅔% of monthly salary beginning on the 181st day of disability and continuing until he or she attains age 65.  These benefits will be reduced by the amount of any benefits payable to the executive under any other disability program of Banner Bank.  The Bank currently provides disability benefits with certain limitations to all full time employees.  In addition, during any period of disability, the executive and his or her dependents shall, to the greatest extent possible, continue to be covered under all executive benefits plans of Banner Bank, including without limitation, its retirement plans, life insurance plan and health insurance plans, as if actively employed by Banner Bank.  If the executive is disabled for a continuous period exceeding six calendar months, Banner Bank may, at its election, terminate the employment agreement.  If the executive's disability does not constitute a disability within the meaning of Section 409A of the Internal Revenue Code, and the executive is a "specified employee" within the meaning of Section 409A, then disability payments will not begin until the earlier of the executive's death or the sixth month anniversary of the executive's separation from service.

The employment of the executives is terminable at any time for just cause as defined in the agreements.  In addition, the employment of an executive may be terminated without just cause, in which case the agreements provide that the named executive officers other than Mr. Grescovich would continue to receive (1) base salary over the remaining term and (2) the executive's group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance for the remaining term (for Ms. Steiner, an amount equal to the monthly COBRA premium payment for herself, her spouse and any eligible dependants).  Mr. Grescovich's agreement provides that we must pay him a lump sum equal to two times the sum of (1) his annual salary in effect on the date of termination and (2) any unearned performance-based bonus based on the target opportunity on the date of termination.  We would also be required to pay to him any earned but unpaid performance-based bonus and continue his group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance for 24 months after the date of termination.

The employment agreements also provide for benefits in the event of the executives' termination in connection with a change in control.  For the named executive officers other than Mr. Grescovich, if, within six months prior to a change in control or 24 months after a change in control, we (or our acquiror) terminate an executive's employment or otherwise change the circumstances in which he or she is employed, or cause a reduction in responsibilities or authority or compensation or other benefits provided under the employment agreement without consent, other than for just cause, the agreements provide that we must pay to the executive and provide him or her, or the his or her beneficiaries, dependents and estate, with the following: (1) 2.99 times (1.00 times for Ms. Steiner) the executive's base amount as defined in Section 280G of the Internal Revenue Code (and for Mr. Conner, his target annual bonus opportunity); and (2) during the period of 36 calendar months beginning with the event of termination, continued coverage under all Banner employee benefit plans as if the executive were still employed during that period under the employment agreement.  If Mr. Grescovich's employment is terminated within 24 months of a change in control, we must pay him a lump sum equal to three times the sum of (1) his annual salary in effect on the date of termination and (2) any unearned performance-based bonus based on the target opportunity on the date of termination.  We would also be required to pay to him any earned but unpaid performance-based bonus and continue his group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance for 36 months after the date of termination.  The employment agreements limit these payments and do not allow payments of amounts in excess of the limits imposed by Section 280G of the Internal Revenue Code.

Supplemental Executive Retirement Program. We have adopted a SERP for Mr. Baker and Ms. Purcell.  At termination of employment at or after attaining age 62 and having achieved a service requirement, the executive's annual benefit under the SERP would be computed as the product of 3% of the executive's final average compensation (defined as the three calendar years of the executive's annual cash compensation, including bonuses, which produce the highest average within the executive's final eight full calendar years of employment) and the executive's annual years of service (called the "supplemental benefit").  However, the supplemental benefit would be limited such that the sum of (1) amounts payable from the executive's other retirement benefits from Banner and Banner Bank and (2) the supplemental benefit may not exceed 60% of final average compensation.  Payment of the supplemental benefit begins on the first day of the month next following the executive's retirement date and continues monthly for the executive's life, unless the executive is a specified employee (as defined in Section 409A of the Internal Revenue Code), in which case payment begins on the first day of the month following the six-month anniversary of the executive's termination of employment.  The executives are eligible for a reduced benefit upon retirement prior to age 62 if they meet the years of service requirements in their individual agreements; however, no benefit payment will begin before age 62 and payments will be subject to the delayed distribution requirements if the executive is a specified employee.

In the event of an executive's death, the executive's surviving spouse shall receive a spouse's supplemental benefit.  If the death occurs following the executive's retirement date, the surviving spouse shall be entitled to a spouse's supplemental benefit, payable for life, equal to 50% of the monthly amount of the supplemental benefit payable to the executive prior to his or her death.  If the death occurs while the executive is actively employed by Banner or any of its affiliates, the surviving spouse shall receive a spouse's supplement benefit equal to 50% of the amount the executive would have received as a supplemental benefit if the executive's retirement date had occurred on the date immediately preceding the executive's death.

With respect to each of the named executive officers, the agreement provides that in the event of the executive's involuntary termination of employment on or after the effective date of a change in control, the date of termination shall be treated as the executive's retirement date and he or she shall be entitled to receive a supplemental benefit.  If the executive had reached his or her retirement date, the supplemental benefit would be calculated as described above for normal retirement and if the executive had not reached his or her retirement date but had satisfied the years of service requirement, the supplemental benefit would be calculated as described above for early retirement.  No benefit payment will begin before age 62 and payments will be subject to the delayed distribution requirements if the executive is a specified employee.

The supplemental benefit shall cease to be paid to the executive (and rights to the spouse's supplemental benefit shall terminate) if the executive (1) discloses material confidential information or trade secrets concerning Banner Bank or any of its subsidiaries without its consent or (2) engages in any activity that is materially damaging to the Bank including engaging in competitive employment during the three-year period beginning on the executive's retirement date.

Equity Plans.  The 2012 Restricted Stock and Incentive Bonus Plan, as amended on April 23, 2013, provides that accelerated vesting of restricted stock will occur only upon completion of a change in control and involuntary separation from employment (including voluntary separation for good reason) of the recipient during the 12-month period following the effective date of the change in control (known as a "double trigger").  The 2014 Omnibus Incentive Plan was amended in 2015 to provide that restricted stock, restricted stock units and performance awards will become fully vested and stock options and stock appreciation rights will become fully exercisable only upon a double trigger.  Our 2012 Restricted Stock and Inventive Bonus Plan and 2014 Omnibus Equity Plan also provide for accelerated vesting of awards if a recipient's service is terminated as a result of death or disability.

Chief Executive Officer Pay Ratio

In August 2015 pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), the SEC adopted Item 402(u) of Regulation S-K, requiring annual disclosure of the ratio of the annual total compensation of the Chief Executive Officer to the median employee's annual total compensation.  For 2017, this information is as follows:

•	Mr. Grescovich, Chief Executive Officer, annual total compensation: $2,322,424
•	Median employee annual total compensation: $ 55,297
•	Ratio of Chief Executive Officer to median employee compensation: 42 to 1

In determining the median employee, we used a listing of all employees, excluding our Chief Executive Officer, as of December 31, 2017.  To identify our median employee, we included all elements of total direct compensation (defined as the total value of salaries, commissions, bonuses, and short- and long-term incentives provided regularly and consistently to the employee base) paid in 2017 as our consistently applied compensation measure.  The value of long-term incentive awards issued during 2017 was based on the fair market value of the award at the time of grant.  Compensation for full-time employees hired during 2017 was annualized.

As a result of the flexibility permitted by Item 402(u), the method we used to determine our median employee may differ from the methods used by our peers, so the ratios may not be comparable.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Michael M. Smith, Connie R. Collingsworth, Roberto R. Herencia, Brent A. Orrico and Merline Saintil.  No members of the Compensation Committee were officers or employees of Banner or any of its subsidiaries during the year ended December 31, 2017, nor were they formerly Banner officers or had any relationships otherwise requiring disclosure.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are required to periodically include in our annual meeting proxy statements and present at the annual meeting of shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a "say-on-pay" proposal, gives shareholders the opportunity to endorse or not endorse the compensation of Banner's executives as disclosed in the Proxy Statement.  At the 2013 annual meeting of shareholders, we were also required under the Dodd-Frank Act to include a non-binding shareholder resolution regarding the frequency of future votes on executive compensation.  Shareholders voted in favor of holding an annual vote and the Board of Directors determined to hold an annual shareholder advisory vote to approve the compensation of our named executive officers, beginning with the 2014 annual meeting of shareholders.  We will continue to hold an annual vote until such time that the frequency vote is next presented to shareholders or until the Board determines that a different frequency is in the best interest of Banner.

The say-on-pay proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Banner Corporation's named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in the Proxy Statement for the 2018 annual meeting of shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Banner and Banner Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders.  Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 3 – APPROVAL OF 2018 OMNIBUS INCENTIVE PLAN

Overview

On February 26, 2018, our Board of Directors unanimously adopted, subject to shareholder approval, the Banner Corporation 2018 Omnibus Incentive Plan.  The purpose of the Plan is to promote the success, and enhance the value, of Banner by linking the personal interests of employees and directors with those of Banner's shareholders.  The Plan is further intended to provide flexibility to Banner in its ability to motivate, attract, and retain the services of employees and directors upon whose judgment, interest and special effort Banner depends.

We strongly believe that the approval of the 2018 Omnibus Incentive Plan is essential to our continued success. The Compensation Committee, the Board and management believe that incentive awards are an important element of Banner's overall retention, recruitment and growth strategies.  The Committee, Board and management further believe that equity awards are a competitive necessity in our industry, allowing us to recruit and retain the highly qualified officers and other key personnel who help Banner meet its goals, and reward and encourage current directors and employees. Furthermore, the 2018 Omnibus Incentive Plan is strongly focused on pay for performance principles. It emphasizes compensation opportunities that reward our employees and directors when they deliver targeted financial results.  Through equity incentives and performance-based compensation, the 2018 Omnibus Compensation Plan also serves to ensure the continuing alignment of the interests of our employees and directors with those of Banner shareholders and the long-term interests of Banner.

The following summary is a brief description of the material features of the 2018 Omnibus Incentive Plan.  This summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix D.

Summary

Administration.  The 2018 Omnibus Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be a "non-employee director" and an "independent director," as those terms are defined in the Plan.  Accordingly, the Banner Compensation Committee will administer the Plan.  Among other responsibilities, the Committee will select participants and grant awards, determine the size and types of awards, establish the terms and conditions of award, construe and interpret the Plan and resolve all questions arising under the Plan, modify the terms of any outstanding award to the extent Committee discretion is permitted, adopt rules and regulations for the operation and administration of the Plan, and take any other action not inconsistent with the provision of the Plan that the Committee may deem necessary or appropriate.

Awards.  The 2018 Omnibus Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and other cash awards.  Subject to adjustments described below under "Adjustments in the Event of Business Reorganization; Other Adjustments," Banner has reserved 900,000 shares of its common stock for issuance under the Plan in connection with the exercise of awards, which represents 2.8% of Banner's common stock outstanding on the voting record date.  The fair market value of these shares is $49,680,000, based on the closing price of Banner's common stock as of the close of business on the voting record date.  Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the Plan, or which are used to exercise an option or stock appreciation right, count against this total number of shares available under the Plan.

Under the 2018 Omnibus Incentive Plan, the Committee may grant stock options that, upon exercise, result in the issuance of 900,000 shares of our common stock (all of which may be incentive stock options).  The Plan also provides that during any calendar year, the maximum aggregate number of shares with respect to which awards may be granted to any one individual (including awards of options, restricted stock and other stock-based awards) is 100,000 (10,000 for non-employee directors), and the maximum aggregate amount that may be paid to any one individual with respect to one or more cash awards is $3,000,000.  Each of the maximum amounts of shares described in this paragraph is subject to adjustments described below under "Adjustments in the Event of Business Reorganization; Other Adjustments."

The 2018 Omnibus Incentive Plan provides for the use of authorized but unissued shares or shares that have been reacquired by Banner to fund share-based awards.  Awards denominated in shares will have the effect of diluting the holdings of persons who own our common stock.  Assuming all awards under the Plan are awarded denominated in shares and exercised through the use of treasury shares and authorized but unissued common stock, current shareholders would be diluted by approximately 2.7% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards.  The Committee may grant awards under the 2018 Omnibus Incentive Plan to directors, advisory directors, directors emeriti, officers and employees of Banner and its affiliates.  However, incentive stock options may only be awarded to employees.  The Committee will select persons to receive awards among the eligible participants and determine the number of shares or amount of cash for each award granted.  Currently, there are approximately 2,122 individuals who are eligible to receive awards under the Plan, consisting of 11 directors and 2,111 employees.

Terms and Conditions of Stock Options.  Stock options may be granted to participants at any time during the term of the Plan by the Committee, subject to the maximum award limitations in the Plan.  However, incentive stock options may only be granted to employees.  Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the options exercisability schedule, and such other provisions as the Committee determines.  In addition, the award agreement will specify whether the option is intended to be an incentive stock option or a nonqualified stock option.  The exercise price must not be less than the fair market value of a share on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares must not be less than 110% of the fair market value of a share on the date of grant.  The fair market value is the closing sale price of a share on the NASDAQ Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date.  The exercise period of a nonqualified stock option may not exceed 10 years from the grant date.  The exercise period of an incentive stock option may not exceed 10 years from the grant date, provided that the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares may not exceed five years from the grant date.   Also, the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

A participant may pay the exercise price of his or her option: (a) in cash, (b) if and to the extent permitted by the Committee, by delivering shares that he or she already owns having an aggregate fair market value equal to the aggregate exercise price, (c) by Banner withholding shares otherwise issuable upon the exercise having an aggregate fair market value on the date the option is exercised equal to the aggregate exercise price to be paid, or (d) by a combination of the foregoing methods.  The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.

The termination of a participant's service with Banner and its affiliates will affect his or her ability to exercise options granted under the Plan.  Upon termination of service of a participant, unless otherwise determined by the Committee or specified in the award agreement, all outstanding unexercisable options granted to the participant will be forfeited and all outstanding exercisable options granted to the participant will remain exercisable for three months following the termination date, but in no event beyond the expiration date of the option.  However, upon termination of service of a participant due to death or disability, unless otherwise determined by the Committee and specified in the award agreement, all outstanding options granted to the participant will become exercisable in full.  Also upon the occurrence of a change in control of Banner, as defined in the Plan, all outstanding options granted to the participant will become exercisable in full.  Upon termination of service of a participant for cause, all outstanding options granted to the participant will immediately be forfeited.

If a change in control (as defined in the Plan) occurs prior to when a participant's option award has become exercisable, and the participant experiences an involuntary separation from service during the 365-day period following the change in control date, then the exercise date for any then-nonexercisable option shall be accelerated to the date of the participant's involuntary separation from service.   If at the effective time of the change in control Banner's successor does not either assume the outstanding option award or replace it with an award that is determined by the Committee to be at least equivalent in value to such outstanding option award on the date of the change in control, then the exercise date of any then-nonexercisable option award shall be accelerated to the date of the change in control.

Terms and Conditions of Stock Appreciation Rights.  Stock appreciation rights may be granted to participants at any time and from time to time as determined by the Committee, subject to the maximum award limitations in the Plan.  Each stock appreciation right will be evidenced by an award agreement that specifies the terms of the award, including the number of shares subject to the award, vesting conditions, exercise price per share (which must be equal to at least 100% of the fair market value of a share on the date of grant), the exercise period (which may not exceed ten years) and whether the stock appreciation right will be settled in cash or shares or a combination thereof.  A stock appreciation right may be granted in tandem with a stock option or be granted independently of any option.  In the case of a stock appreciation right that is granted in tandem with a stock option, the exercise of one award will reduce, on a one-to-one basis, the number of shares covered by the other award.  The Plan provisions on the vesting and exercising of stock appreciation rights after termination of service are essentially the same as those applicable to stock options.

The exercise of a stock appreciation right will entitle its holder to receive an amount of cash or shares having a value equal to the difference between the fair market value of a share on the date of exercise over the exercise price, multiplied by the number of shares with respect to which the stock appreciation right is exercised.

If a change in control (as defined in the Plan) occurs prior to when a participant's stock appreciation rights have vested, and the participant experiences an involuntary separation from service during the 365-day period following the change in control date, then the vesting date for any then-unvested stock appreciation rights shall be accelerated to the date of the participant's involuntary separation from service.   If at the effective time of the change in control Banner's successor does not either assume the stock appreciation right or replace it with an award that is determined by the Committee to be at least equivalent in value to such outstanding stock appreciation right on the date of the change in control, then the vesting date of any nonvested stock appreciation rights shall be accelerated to the date of the change in control.

Terms and Conditions of Restricted Stock Awards.  Restricted stock awards may be granted to participants at any time and from time to time as determined by the Committee, subject to the maximum award limitations in the Plan.  Restricted stock awards may be in the form of shares that are subject to forfeiture and limits on transfer until the shares vest (restricted stock) or in the form of restricted stock units, which are rights to receive shares (or an equivalent amount of cash, or a combination of shares and cash, as provided for in the award) at a specified future date that are subject to forfeiture and limits on transfer until the restricted stock units vest.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to Banner in consideration for the issuance of such shares or units, the vesting conditions, including whether the award is subject to vesting based in part upon the achievement of performance goals, and, in the case of restricted stock units, the circumstances pursuant to which the units will be converted to shares (or cash or a combination of shares and cash).

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares.  A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued and, unless otherwise provided in the applicable award agreement, will not have the right to receive dividend equivalents in the case of any dividends paid on the shares.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

Unless otherwise determined by the Committee and specified in the award agreement: (1) if a participant terminates service with Banner and its affiliates for any reason other than death, disability, or prior to a change in control of Banner as defined in the Plan, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will be forfeited; and (2) if a participant terminates service with Banner and its affiliates due to death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will vest

in full.   The Committee may, in its sole discretion, reduce or eliminate the vesting period with respect to a restricted stock award.

If a change in control (as defined in the Plan) occurs prior to when a participant's restricted stock award has vested, and the participant experiences an involuntary separation from service during the 365-day period following the change in control date, then the vesting date for any unvested restricted stock award shall be accelerated to the date of the participant's involuntary separation from service.   If at the effective time of the change in control Banner's successor does not either assume the restricted stock award right or replace it an award that is determined by the Committee to be at least equivalent in value to such outstanding restricted stock award on the date of the change in control, then the vesting date of any unvested restricted stock award shall be accelerated to the date of the change in control.

Terms and Conditions of Performance Shares and Performance Units.  Performance shares and performance units may be granted to participants at any time and from time to time by the Committee, entitling the participant to future cash payments, shares or a combination of both, based upon the level of achievement with respect to one or more pre-established performance goals over a specified performance period.  Performance goals established by the Committee will relate the performance of Banner or an affiliate, or to individual performance, and be based upon such measures as determined by the Committee.  Multiple performance goals may be used and the components of multiple performance goals may be given the same or different weighting in determining the amount of an award earned.  Performance goals may relate to absolute performance or relative performance measured against other groups, individuals or entities.

The Committee will establish a maximum amount of a participant's award, denominated in shares, in the case of performance shares, or units, in the case of performance units.  Each award of performance shares or performance units will be evidenced by an award agreement, which will set forth (1) the target and maximum amount payable to the participant, (2) the performance goals and level of achievement versus these goals that will determine the amount of payment, (3) the performance period as to which performance will be measured, (4) the form and timing of any payment earned by virtue of performance, (5) whether and the extent to which participants holding performance shares or performance units will receive dividends or dividend equivalents, (6) restrictions on the alienation or transfer of the award prior to actual payment and restrictions on the sale or transfer of shares following actual payment of an award paid in shares, (7) forfeiture provisions, (8) whether the award will be become payable upon an involuntary separation from service following a change in control, and if so, the amount of the performance award benefit, and (9) such other terms as may be determined by the Committee.

After the end of each performance period, the Committee will determine the extent to which performance goals have been attained, and the satisfaction of any other terms and conditions.  The Committee will determine what, if any, payment is due with respect to an award and, in the case of performance units, whether the payment will be made in cash, shares or a combination of both.  Payment will be made in a lump sum, generally within 60 days after the Committee determines that a payment is due, unless otherwise provided in an award.  Notwithstanding satisfaction of any performance goals, the amount paid under an award of performance shares or performance units on account of either financial performance or personal performance evaluations may be reduced by the Committee in its discretion, if the terms of the award so provide.

Unless provided otherwise in the participant's award agreement related to performance shares or performance units:

•
if the employment or service of a participant terminates before the end of a performance period due to death, disability or retirement after reaching age 65, then to the extent it is determined by the Committee following the end of the performance period that the performance goals have been attained, the participant will be entitled to a pro rata payment based on the number of months' service during the performance period but based on the achievement of performance goals during the entire performance period.  Payment under these circumstances will be made at the same time payments are made to participants who did not terminate service during the performance period.

•	if the employment or service of a participant terminates before the end of a performance period for any other reason, all outstanding performance shares or performance units awarded to the participant will be cancelled; however, if the participant's employment or service is terminated by Banner other than for cause, the Committee in its sole discretion may waive the automatic cancellation provision and pay out on a pro rata basis as described in the immediately preceding paragraph.

•
performance shares and performance units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the participant's death, to the participant's designated beneficiary or, if no beneficiary has been designated by the participant, by will or by the laws of descent and distribution.

Terms and Condition of Other Share-Based Awards. The Committee may, subject to the award limitations in the Plan, grant to any participant other share-based awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares or factors that may influence the value of shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon performance of Banner or an affiliate or business unit thereof, or any other factors designated by the Committee, and awards valued by reference to the book value of shares or the value of securities of, or the performance of specified affiliates or other business units of Banner. The Committee shall determine the terms and conditions of such other stock-based awards, including the number of underlying shares, the purchase price, if any, vesting, if any, forfeiture and transferability.

Terms and Conditions of Cash Awards.  The Committee also may grant cash awards to any participant. The Committee will determine the terms and conditions of cash awards, including, without limitation, any performance criteria which must be satisfied.

Prohibition on Repricing of Options of Stock Appreciation Rights.  Except as provided under "Adjustments in the Event of Business Reorganization; Other Adjustments" below, neither the Committee nor the Board may amend or modify the exercise price of a stock option or stock appreciation right, or cancel the stock option or stock appreciation right at a time when the exercise price is greater than the fair market value of Banner's common stock in exchange for another award.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or a change in control of Banner as defined in the Plan, the unvested portion of the award will be forfeited by the holder.  Upon any termination of service for cause, all awards not previously exercised or paid shall be forfeited immediately by the holder.

Transferability of Awards.  Stock options, stock appreciation rights, restricted stock and restricted stock units may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, or pursuant to a domestic relations order (although the transfer of an incentive stock option pursuant to a domestic relations order will cause the option to become a non-qualified stock option).  Furthermore, the Committee may approve the transfer of non-qualified stock options, stock appreciation rights and restricted stock awards to certain family members.

Amendment and Termination of the Plan; Clawback; Section 409A.  The 2018 Omnibus Incentive Plan has a term of ten years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. All awards are subject to "clawback" provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto. All awards shall either be exempt from Section 409A of the Internal Revenue Code, or if not exempt, include terms that are compliant therewith.

Adjustments in the Event of Business Reorganization; Other Adjustments.  In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, affects the shares of Banner common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Committee must, in such manner as it deems equitable, adjust the number of shares as to which future awards may be made and the number of shares subject to and exercise prices of outstanding awards. The Committee also is authorized to make adjustments in the terms and conditions of and the criteria included in, awards in recognition of unusual or nonrecurring events affecting Banner or any affiliate, or the financial statements of Banner or any affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

Important Considerations

The 2018 Omnibus Incentive Plan contains a number of provisions that we believe are consistent with, and protective of, the interests of shareholders, our compensation philosophy, recent developments in compensation practices and sound corporate governance practices, including:

•	No liberal share counting. The Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements.

•
No repricing of stock options and stock appreciation rights. The Plan prohibits the repricing of stock options or stock appreciation rights, or the exchange of a stock option or stock appreciation right at a time when the exercise price exceeds the fair market value of the shares (i.e., when the shares are "underwater").

•	No discounted stock options. All stock options must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•	No dividends on unearned awards. Except for restricted stock, the Plan prohibits the payment of dividends on unearned awards, unless provided in an award agreement.

•	Limit on awards to any one individual. The Plan imposes a maximum number of shares or cash performance awards that may be granted to any one individual in any 12-month period.

Banner currently maintains the Long-Term Incentive Plan, 2012 Restricted Stock and Incentive Bonus Plan, and 2014 Omnibus Incentive Plan.  Stock options, shares of restricted common stock and phantom stock were awarded pursuant to these plans and outstanding awards will not be affected by adoption of the 2018 Omnibus Incentive Plan.  As of March 1, 2018, 523,876 shares were available for award under the existing plans.  We believe that the availability of stock and incentive cash compensation programs is an important element of Banner's overall retention, recruitment, incentive compensation and growth strategies and that the adoption of the 2018 Omnibus Incentive Plan will assist us in meeting the objectives of these strategies.

In determining the number of shares to be reserved for issuance under the 2018 Omnibus Incentive Plan and analyzing the impact on our shareholders of making equity awards, we considered our "burn rate" and "overhang."  "Burn rate" provides a measure of the potential dilutive impact of our equity award program.  Set forth below is a table that reflects our burn rate for 2017, 2016 and 2015 as well as the average over those years.

Fiscal Year	Restricted Stock/Units Granted	Options Granted	Total Granted	Basic Weighted Average Number of Common Shares Outstanding	Gross Burn Rate (1)
2017	153,777	--	153,777	32,888,007.0047
2016	177,775	--	177,775	33,820,148.0053
2015	155,183	--	155,183	23,801,373.0065
Three-year average	162,245	--	162,245	30,169,843.0054
______________
(1)	Gross burn rate is defined as the number of shares of common stock underlying awards granted in the year divided by the basic weighted average number of shares of common stock outstanding.

The following table provides information as of March 1, 2018 regarding our total outstanding shares of common stock, shares underlying outstanding awards under prior plans and shares that would be added upon shareholder approval of the 2018 Omnibus Incentive Plan:

As of March 1, 2018
Shares underlying outstanding awards	298,777
Shares outstanding	32,724,839
Overhang (shares underlying outstanding awards/shares outstanding)	0.91%
Shares available for grant under prior plans	523,876
Total overhang (shares underlying outstanding awards and plan shares available/shares outstanding)	2.51%
Shares Board seeks approval for	900,000
As a percentage of shares outstanding	2.75%

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options, restricted stock awards, stock appreciation rights, performance awards and other awards, as of the date of this Proxy Statement.

Non-qualified Stock Options.  Under current federal tax law, the non-qualified stock options granted under the 2018 Omnibus Incentive Plan will not result in any taxable income to the optionee or any tax deduction to Banner at the time of grant.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by Banner.  The optionee's tax basis for the shares is the market value of the shares at the time of exercise.  Upon a sale of the shares, the optionee will recognize a capital gain (or loss) to the extent of any appreciation (or loss) in value of the shares from the date of exercise to the date of sale, and any such gain (or loss) will qualify as long-term capital gain (or loss) if the applicable capital gain holding period is satisfied.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the 2018 Omnibus Incentive Plan will result in any federal tax consequences to either the optionee or Banner, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee's alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and Banner will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed for federal income tax purposes to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death, disability or retirement of the optionee.

Restricted Stock Awards.  Recipients of restricted stock and restricted stock units granted under the 2018 Omnibus Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, or in the case of restricted stock units, at the time shares of Banner common stock are transferred to the awardee, in each case in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder of restricted stock (but not restricted stock units) may elect, pursuant to a timely made Section 83(b) election, to recognize ordinary income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date.  Upon a subsequent sale of the shares, the holder of restricted stock will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income.  If an award agreement provides that an owner of restricted stock or restricted stock units is entitled to receive dividends or a dividend equivalent, then recipients of shares granted under the Plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Stock Appreciation Rights.  In general, the grant of a stock appreciation right will not result in income to the recipient or in a tax deduction to Banner.  Upon the settlement of a stock appreciation right, whether in cash or in shares of Banner stock, the recipient will recognize compensation income equal to the aggregate value of the payment received, and Banner generally will be entitled to an income tax deduction in the same amount.

Performance Shares or Performance Units.  In general, the awarding of performance shares and performance units will not result in income to the recipient or in a tax deduction to Banner.  A participant will recognize compensation income upon the receipt of cash or Banner stock in connection with satisfying the performance award conditions, and Banner will be entitled to an income tax deduction at such time equal to the amount of income recognized by the participant.

Other Share or Cash Awards.  In general, other awards of Banner stock or cash will be includible as compensation income to the participant upon receipt, and Banner will be entitled to an income tax deduction at such time equal to the amount of income recognized by the participant.

Proposed Awards Under the Plan

No awards have been proposed under the 2018 Omnibus Incentive Plan as of the date of this Proxy Statement.

Equity Compensation Plan Information

The following table summarizes share and exercise price information regarding our equity compensation plans as of December 31, 2017:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved
by security holders:	--	--	522,984

Equity compensation plans not
approved by security holders:	--	N/A	--

Total	--		522,984

Voting Recommendation

The Board of Directors recommends that shareholders vote FOR the adoption of the Banner Corporation 2018 Omnibus Incentive Plan.

AUDIT COMMITTEE MATTERS

Audit Committee Charter.  The Audit Committee operates pursuant to a charter approved by our Board of Directors.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring our financial accounting and reporting, system of internal controls established by management and audit process.  The charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent registered public accounting firm, the internal audit department and management.

Report of the Audit Committee.  The Audit Committee reports as follows with respect to Banner's audited financial statements for the year ended December 31, 2017:

•	The Audit Committee has completed its review and discussion of the 2017 audited financial statements with management;

•
The Audit Committee has discussed with the independent registered public accounting firm (Moss Adams LLP) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, Communications with Audit Committees;

•
The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence; and

•
The Audit Committee has, based on its review and discussions with management of the 2017 audited financial statements and discussions with the independent registered public accounting firm, recommended to the Board of Directors that Banner's audited financial statements for the year ended December 31, 2017 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee

Gordon E. Budke, Chairman
Robert D. Adams
David A. Klaue
John R. Layman David I. Matson

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 4 – RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2018 and that selection is being submitted to shareholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Moss Adams LLP to our shareholders for ratification as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Banner and our shareholders.  Moss Adams LLP served as our independent registered public accounting firm for the year ended December 31, 2017 and a representative of the firm will be present at the annual meeting to respond to shareholders' questions and will have the opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm.

The following table sets forth the aggregate fees billed, or expected to be billed, to us by Moss Adams LLP for professional services rendered for the fiscal years ended December 31, 2017 and 2016.

	Year Ended December 31,
	2017	2016

Audit Fees (1)	$1,030,264	$1,070,138
Audit-Related Fees	--	--
Tax Fees (2)	4,424	14,394
All Other Fees	--	--
____________
(1)	Fees for 2017 include estimated amounts to be billed.
(1)	Fees for 2017 and 2016 include consultation regarding Affordable Care Act compliance and tax depreciation.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent registered public accounting firm in connection with the Committee's annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm.  For the year ended December 31, 2017, the Audit Committee approved all of the services provided by Moss Adams LLP that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

The Audit Committee of the Board of Directors determined that all of the services performed by Moss Adams LLP in fiscal year 2017 were not incompatible with Moss Adams LLP maintaining its independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of any registered class of Banner's equity securities, to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish us  with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by these persons, we believe that during the year ended December 31, 2017, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Banner's common stock.  In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation.

Banner's 2017 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on March 1, 2018.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to us or by accessing our proxy materials online at www.bannerbank.com/proxymaterialshttp://www.investorvote.com/banr.  The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

A copy of Banner's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC, will be furnished without charge to shareholders of record as of March 1, 2018 upon written request to Albert H. Marshall, Secretary, Banner Corporation, 10 S. First Avenue, Post Office Box 907, Walla Walla, Washington 99362.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at our annual meeting to be held in 2019 must be received by us no later than November 23, 2018 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

In addition, our Articles of Incorporation provide that in order for business to be brought before the annual meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders.  The notice must state the shareholder's name, address and number of shares of Banner common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.

Our Articles of Incorporation provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to our Secretary not less than 30 days nor more than 60 days prior to the date of the annual meeting of shareholders; provided, however, that if less than 31 days' notice of the annual meeting is given to shareholders, such written notice must be delivered to our Secretary not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders.  The notice must set forth (1) the name, age, business address and, if known, residence address of each nominee for election as a director, (2) the principal occupation or employment of each nominee, (3) the number of shares of Banner common stock which are beneficially owned by each such nominee, (4) such other information as would be required to be included pursuant to the Securities Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (5) as to the shareholder giving such notice (a) his or her name and address as they appear on our books and (b) the class and number of Banner shares which are beneficially owned by such shareholder.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ALBERT H. MARSHALL

ALBERT H. MARSHALL
SECRETARY

Walla Walla, Washington
March 23, 2018

Appendix A
BANNER CORPORATION
 AUDIT COMMITTEE CHARTER
I.            Purpose
The Audit Committee ("Committee") is a standing committee of the Board of Directors ("Board") of Banner Corporation and its subsidiaries ("Corporation").  The primary function of the Committee is to oversee the accounting and financial reporting processes of the Corporation and subsidiaries and the audits of the Corporation's financial statements.  In addition, the Committee also assists the Board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of financial reports and other financial information provided by the Corporation and the Corporation's systems of internal accounting and financial controls; (b) the registered public accounting firm ("independent auditor") and the evaluation of the independent auditor's qualifications and independence and oversight over the independent auditor's performance; (c) the performance of the Corporation's internal audit function; (d) the compliance by the Corporation with legal and regulatory requirements, including disclosure, controls and procedures with respect to financial matters; and (e) the fulfillment of the other responsibilities set forth herein.  The Committee shall also prepare the report of the Committee required to be included in the Corporation's annual meeting proxy statement.
While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations.  These are the responsibilities of management and the Corporation's independent auditor.
II.            Composition
The Committee shall consist of three or more directors as determined by the Board, each of whom shall be an independent director, and free from any relationships that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment, as a member of the Committee.  No member of the Committee can have participated in the preparation of the Corporation's financial statements at any time during the past three years.
All members of the Committee shall have a working familiarity with basic finance and accounting practices, including being able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement.  At least one member of the Committee must be an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S‑K.  A person who satisfies this definition of an audit committee financial expert will also be presumed to have financial sophistication.  The Committee will also include members with banking or related financial management expertise.  Furthermore, the Committee will not include any members who are large customers of the Corporation or any of its subsidiaries.
Member independence, experience and financial expertise will be in conformance with rules established by the SEC, the rules of the NASDAQ Stock Market, FDIC, PCAOB and the AICPA, including, but not limited to, the requirements of Rule 10A‑3 of the Securities Exchange Act of 1934 and 12 C.F.R. 363.5.  The members of the Committee shall be elected by the Board, based on recommendations from the Corporate Governance/Nominating Committee, at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified.  Unless a Chair is selected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.  The Board may remove any member from the Committee at any time with or without cause.
III.            Meetings and Structure
The Committee shall meet as often as it determines, but not less than eight times per year.  As part of its job to foster open communication, the Committee shall meet periodically with management, the head of internal audit and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.  In addition, the Committee shall meet with the independent auditor and management quarterly to review the Corporation's financial statements.  The Committee may also meet separately with regulatory examiners.
The Committee is governed in accordance with Article IV of the Banner Corporation's Bylaws and such other procedures as may be fixed by the Committee to the extent consistent with the Bylaws.
An agenda and supporting materials shall be sent to members prior to each meeting.  Minutes will be prepared to document the discharge of the Committee's responsibilities.  The Committee shall make regular reports to the Board of Directors.
IV.            Responsibilities and Duties
The registered public accounting firm is accountable to the Board of Directors and the Committee as representatives of the stockholders.  The Committee is directly responsible for the selection, appointment, compensation, retention, termination and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered accounting firm shall report directly to the Committee.  To fulfill its responsibilities and duties, the Committee shall have the following authority and responsibilities and any other activities consistent with this Charter, Banner Corporation's Bylaws, and governing law as the Board or Committee deems necessary or appropriate:
Independent Auditor
1.
Approve all audit engagement fees and terms and pre‑approve all audit and permitted non‑audit engagements and services with the independent auditor.  The Committee may delegate authority to pre‑approve audit and permitted non‑audit services to one or more members of the Committee.  If this authority is delegated, all pre‑approved audit and permitted non‑audit services will be presented to the Committee at its next scheduled meeting.

2.
Ensure that engagement letters and any related agreements with independent auditors do not include any limitation of liability provisions that (i) indemnify the independent auditor against claims made by third parties; (ii) hold harmless or release the independent public accountant from liability for claims or potential claims that might be asserted by the Corporation or its subsidiaries, other than claims for punitive damages; or (iii) limit the remedies available to the Corporation or its subsidiaries.

3.
Receive directly from the independent auditor any and all reports and annually a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1.  On an annual basis, the Committee should review and discuss with the auditor, and obtain a written statement from the independent auditor describing, any relationships between the independent auditor and the Corporation and any relationships or services that may impact the objectivity and independence of the auditors, to determine the auditor's independence and objectivity.  The Committee shall take appropriate action to oversee the independence of the auditor.

4.	Not less than quarterly, consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.
5.
Ensure that the lead audit partner of the independent auditor and the audit partner responsible for reviewing the audit are rotated at least every five years and does not serve as the lead audit partner or primary reviewing partner at any time during the five year period after being rotated (or such shorter period as may be required by law, rule or regulation).

Financial Reporting Processes
1.
Review and discuss with financial management and the independent auditor the financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, in the Corporation's reports on Forms 10‑Q and 10‑K and annual reports to shareholders prior to any such report's filing with the SEC or prior to the release of earnings.  The Committee shall determine whether or not the audited financial statements should be included in the Corporation's Form 10‑K.  The Committee shall also produce the audit committee report required to be included in the Corporation's annual proxy statement.

2.
Review and discuss with management and the independent auditor the Corporation's quarterly financial statements prior to the filing of its Form 10‑Q, including the results of the independent auditor's review of the quarterly financial statements.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles, any major issues as to the adequacy of the Corporation's internal controls over financial reporting and any special steps adopted in light of material control deficiencies.

4.
Review and discuss with management and the independent auditor any major issues as to the adequacy of the Corporation's internal controls over financial reporting, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

5.
Review and discuss with management and the independent auditor the Corporation's internal controls report and the independent auditor's attestation of the report prior to the filing of the Corporation's Form 10‑K.

6.	Review and discuss reports/presentations from the independent auditor on:
a.	All critical accounting policies and practices to be used.
b.
All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communication between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

7.
Review and discuss with management the Corporation's earnings press releases, including the use of "pro forma" or "adjusted" non‑GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.  Such review may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and the chair of the Committee may represent the entire Committee for the purposes of this review.

8.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off‑balance sheet structures on the Corporation's financial statements.
9.
In coordination and consultation with the Board‑level Risk Committee, discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

10.
Discuss with the independent auditor the matters required to be discussed by AU Section 380 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11.
Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Form 10‑K and Form 10‑Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

12.	Review the minutes of the Corporation's Disclosure Committee and consider, when practicable, having a member of the Committee attend such meetings.
Internal Audit
1.	Oversee the internal auditor such that the Chief Audit Executive shall functionally report directly to the Committee and administratively to the Chief Executive Officer.
2.
Review and approve the Internal Audit charter annually and proposed annual internal audit plan, financial budget and resources, and overall risk assessment methodology, and approve any significant interim changes to the foregoing.

3.
Receive periodic communications from Internal Audit on the completion status of the annual plan, including any significant changes made to the plan and the rationale.  The internal auditor will also provide the Committee a periodic "Open Issues" report.

4.
Review and discuss with the independent auditor and management the internal audit department responsibilities, including approval of the annual internal audit plan and budget, adequacy of staffing and any recommended changes in the planned scope of the internal audit.

5.	Ensure there are no unjustified restrictions or limitations on the internal audit function.
6.	Review the effectiveness of the internal audit activity including timeliness and rationale of management response to tracked outstanding issues.
7.	Review annually the performance and compensation of the Chief Audit Executive.
8.	The Committee shall approve all material services to be performed by experts and consultants in support of internal audit activities.
Financial Compliance
1.
Maintain procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employee or others of concerns regarding questionable accounting and auditing matters.

2.
Obtain from the independent auditor assurance that, if it detects or becomes aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the independent auditor has reached specified conclusions with respect to such illegal acts.

3.
Obtain reports from management, the Chief Audit Executive, Chief Risk Officer, the Board‑level Risk Committee and the independent auditor that the Corporation is in conformity with applicable legal requirements and the Corporation's Code of Business Conduct and Ethics, which includes special ethics obligations for employees with financial reporting responsibilities.

4.	Review the significant results of regulatory examinations of the Corporation related to the Corporation's financial statements, internal controls or accounting policies.
5.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation's financial statements or accounting policies.

6.	Discuss with the Corporation's Legal Counsel, when appropriate, legal matters that may have a material impact on the financial statements or the Corporation's compliance policies.
Other
1.	Discuss with management any second opinions sought from an accounting firm other than the Corporation's independent auditor, including the substance and reasons for seeking any such opinion.
2.
In coordination and consultation with the Board‑level Risk Committee, review and discuss the effectiveness of the Corporation's overall risk governance framework and such other matters as required by law, regulation or agreement.

3.	Review the Corporation's policies and procedures for regular review of the expense accounts of the Corporation's executive management.
4.
At its discretion, request that management, the independent auditor or the internal auditors undertake special projects or investigations which the Committee deems necessary to fulfill its responsibilities.

V.            Outside Advisors
The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside advisors as it deems necessary to fulfill its duties and responsibilities under this Charter.  The Committee shall have the authority and be directly responsible, in its sole discretion, for the selection, appointment, compensation and oversight of the work of any adviser retained by the Committee.  The Corporation will provide for appropriate funding, as determined by the Committee, for payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (2) compensation to any advisers employed by the Committee; and (3) ordinary administrative expenses of the Committee.
VI.            Authority to Delegate
Subject to applicable law, the Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.
VII.            Charter
At least annually, this charter will be reviewed and updated, as conditions dictate, with such changes submitted to the Board of Directors for approval.  Furthermore, the Committee shall, in a manner it deems appropriate, evaluate itself annually by comparing its performance with the requirements of the charter.  The results shall be reported to the Board.

Appendix B
COMPENSATION COMMITTEE CHARTER
FOR
THE COMPENSATION COMMITTEE
OF BANNER CORPORATION
AND
THE COMPENSATION COMMITTEE
 OF BANNER BANK
I.	Purpose
The primary function of the Compensation Committee of Banner Corporation ("Corporation Compensation Committee") and the Compensation Committee of Banner Bank ("Bank Compensation Committee," and together with the Corporation Compensation Committee, the "Committees") is to work together to coordinate the compensation paid to the directors, executive officers and employees of both Banner Corporation ("Corporation") and Banner Bank ("Bank"), and ensure such compensation appropriately balances risk and reward.  In achieving this goal, the Committees shall operate separately but shall coordinate their efforts in order to achieve a coordinated policy.  The Corporation Compensation Committee shall set the policies and compensation levels for directors, officers and employees of the Corporation, while the Bank Compensation Committee shall set the policies and compensation levels for directors, officers and employees of the Bank.  The Committees shall coordinate their efforts to ensure that compensation policies are administered fairly and consistently.
II.	Composition
The Committees shall each be comprised of three or more directors as determined by the Board of Directors of the Corporation or the Bank, as appropriate.  Each member shall be an independent director of the respective entity, who is free from any relationships that, in the opinion of the relevant Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.  Member independence will be in conformity with rules established by the Securities and Exchange Commission, the rules of NASDAQ, the FDIC, and other applicable laws and regulations.  The Board shall also consider whether it is advisable for members of the Committees to also qualify as "non‑employee directors" within the meaning of Rule 16b‑3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any other standards of applicable law, rule or regulation.  The members of the Committees shall be elected by the Board of Directors of the Corporation or the Bank, as appropriate, based on recommendations from the Corporate Governance/Nominating Committee at the annual organizational meeting of the relevant Board and shall serve until their successors are duly elected and qualified.  Unless a Chair is selected by the relevant Board, the members of each Committee may designate a Chair by majority vote of the full Committee membership.  The applicable Board may remove any member from its Committee at any time with or without cause.
III.	Meetings and Structure
The Committees shall meet as often as it determines, but not less than once each calendar quarter.  As part of the job to set executive compensation levels, each Committee should meet at least annually with the appropriate Chief Executive Officer in order to discuss the Chief Executive Officer's evaluation of the executive officers and recommendations for compensation levels.  In addition to the separate meetings of the Corporation Compensation Committee and the Bank Compensation Committee, the Committees shall meet together at least annually, or more frequently as circumstances dictate, to ensure that compensation policies for the Corporation and the Bank are administered consistently.  The Committees will be governed in accordance with Article IV of the applicable entity's Bylaws and such other procedures as may be fixed by the Committee to the extent consistent with the bylaws of each of the Bank and the Corporation, as applicable.
An agenda and supporting materials shall be sent to members prior to each meeting.  Minutes will be prepared to document the discharge of each Committee's responsibilities.  Each Committee will make regular reports to its applicable Board.

IV.	Responsibilities and Duties
Each Committee shall have the following authority and responsibilities and any other activities consistent with this Charter, the applicable entity's Bylaws, and governing law as the relevant Board or Committee deems necessary or appropriate (with the understanding that the Corporation Compensation Committee shall take all action with respect to the Corporation and the Bank Compensation Committee shall take all action with respect to the Bank):
Compensation Policies
1.	Develop guidelines and policies for director compensation, coordinating actions between the Corporation Compensation Committee and the Bank Compensation Committee.
2.	Develop guidelines and policies for executive compensation, coordinating actions between the Corporation Compensation Committee and the Bank Compensation Committee.
3.	At least annually, review the compensation policies to ensure that they are effective in meeting goals for compensation and make new recommendations, as needed.
4.	Review and approve the list of a peer group of companies to which the Corporation and the Bank shall compare themselves for compensation purposes.
5.
If necessary, engage consultants, legal counsel or other advisers ("compensation advisers") to provide comparative information regarding compensation and benefits, and advice on issues involving laws and regulations governing compensation.

6.	Review and approve other large compensation expense categories such as employee benefit plans.
Compensation
1.
Review director compensation levels and recommend, as necessary, changes in the compensation levels, with an equity ownership requirement in the Corporation based on the annual recommendation of the Committee.

2.
Receive and review an annual report from the Chief Executive Officer which includes the performance assessment for all executive officers and recommendations for compensation levels, and which also includes salary recommendations for all employees.

3.
On an annual basis, review and approve goals and objectives relevant to compensation of the Chief Executive Officer, evaluate the Chief Executive Officer's performance in light of those goals and objectives, and determine the Chief Executive Officer's compensation based on this evaluation.  In evaluating and determining CEO compensation, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation ("Say on Pay Vote") required by Section 14A of the Exchange Act.  The Chief Executive Officer shall not be present during voting on deliberations on his/her compensation.

4.
Review and approve compensation for all executive officers, other than the Chief Executive Officer with input from the Chief Executive Officer.  In evaluating and determining executive compensation, the Committee shall consider the results of the most recent Say on Pay Vote.

5.
Annually review and approve any (i) employment agreements, severance agreements and change in control agreements or provisions, in each case, when and if appropriate, and (ii) any special or supplemental benefits.

6.
Adopt, administer, approve and ratify awards, as the Committee deems appropriate, under incentive compensation and stock plans, including amendments to the awards made under any such plans, and review and monitor awards under such plans.

7.
Work closely with each Board's Risk Committee to ensure that incentive compensation arrangements do not encourage employees to take risks beyond the Corporation and its subsidiaries' risk tolerance and risk policies and evaluate whether incentive compensation practices may increase the potential for imprudent risk taking.

8.
Adopt, administer and approve clawback provisions for incentive-based compensation arrangements for senior executives and significant risk takers as the Committee deems necessary or as required by applicable law and review the facts and circumstances regarding whether to exercise any claw-back right on behalf of the Corporation or its subsidiaries.

9.
Receive and review data and analysis from management or other sources and assess whether incentive compensation arrangements are consistent with the safety and soundness of the Corporation and its subsidiaries and the Corporation's risk policies.

Conduct of Annual Evaluation of CEO
As may be directed and requested by the Boards of Directors, and as supplemental to and distinct from an evaluation based on performance goals and metrics, evaluate the Chief Executive Officer relative to all relevant aspects of his or her performance, including, without limitation: his or her working relationship and communication with the Boards and with senior management; his or her overall leadership of the Corporation; and his or her role in the community.
Reporting
1.	Review and approve the Corporation's Compensation Discussion and Analysis and related executive compensation information to be included in the Corporation's annual report and proxy statement.
2.	Prepare a report on executive compensation for inclusion in the Corporation's annual report and proxy statement, consulting with the Corporation's legal counsel, if necessary.
3.
Review and recommend for approval by the Board the frequency with which the Company will conduct a shareholder advisory vote on executive compensation, taking into account the results of the most recent shareholder advisory vote on the frequency of shareholder advisory votes on executive compensation required by Section 14A of the Exchange Act, and review and approve the proposals regarding the shareholder advisory vote on executive compensation and the frequency of the shareholder advisory vote on executive compensation to be included in the Company's proxy statement.

V.	Compensation Advisers
Each Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter.  Each Committee shall have the authority and be directly responsible, in its sole discretion, for the selection, appointment, compensation and oversight of the work of any compensation adviser retained by that Committee.  The Corporation and the Bank must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to an adviser retained by the Committee. However, neither Committee shall be required to implement or act consistently with the advice nor recommendations of any compensation adviser, outside legal counsel or other adviser retained by a Committee, and the authority granted in this charter shall not affect the ability or obligation of each Committee to exercise its own judgment in fulfillment of its duties under this charter. Prior to selecting or receiving advice from a compensation adviser, outside legal counsel or other adviser, the appropriate Committee must take into account the following factors:
•	the provision of other services to the Corporation by the person that employs the compensation adviser, counsel or other adviser;
•
the amount of fees received from the Corporation or its subsidiaries by the person that employs the compensation adviser, counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation adviser, counsel or other adviser;

•	the policies and procedures of the person that employs the compensation adviser, counsel or other adviser, that are designed to prevent conflicts of interest;
•	any business or personal relationship of the compensation adviser, counsel or other adviser, with a member of the Committee;
•	any stock of the Corporation owned by the compensation adviser, counsel or other adviser; and
•
any business or personal relationship of the compensation adviser, counsel or other adviser, or the person employing the compensation adviser, counsel or other adviser with an executive officer of the Corporation or its subsidiaries.

Although these factors must be considered, there is no requirement that when selecting or receiving advice from a compensation adviser, the compensation adviser must be independent.
The Corporation Compensation Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S‑K.
VI.	Charter
At least annually, this charter will be reviewed and updated, as conditions dictate, with such changes submitted to the Board of Directors of the Corporation and the Bank for approval.  Furthermore, the Committee shall, in a manner it deems appropriate, evaluate itself annually by comparing its performance with the requirements of the charter.  The results shall be reported to the Board.

Appendix C

BANNER CORPORATION
CHARTER OF THE
CORPORATE GOVERNANCE/NOMINATING COMMITTEE
I.	Purpose
The primary function of the Corporate Governance/Nominating Committee (the "Committee") of Banner Corporation and its subsidiaries ("Corporation") is to assure that the Corporation maintains the highest standards and best practices in all critical areas relating to the management of the business of the Corporation and to do so, the Committee is to carry out responsibilities relating to director nomination process and procedures, developing and maintaining the Corporation's corporate governance policies, and any related matters required by federal securities laws.  To this end, the Committee will remain current with all of the pertinent rules and regulations applicable to the Corporation in order to meet the community's expectations with respect to the governance of a public corporation.
II.	Composition
The Committee will be composed of no less than three (3) directors, as determined by the Board of Directors of Banner Corporation (the "Board").  Each member shall be an independent director of the Corporation, who is free from any relationships that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.  Member independence will be in conformity with rules established by the Securities and Exchange Commission and the listing rules of NASDAQ. The members of the Committee shall be elected by the Board of the Corporation at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified.  Unless a Chair is selected by the Board, the members of each Committee may designate a Chair by majority vote of the full Committee membership.  The Board may remove any member from the Committee at any time with or without cause.
III.	Meetings and Structure
The Committee shall meet as often as it determines, but not less frequently than once each calendar quarter.  The Committee is governed in accordance with Article IV of the Corporation's Bylaws and such other procedures as may be fixed by the Committee to the extent consistent with the Bylaws.
An agenda and supporting materials shall be sent to members prior to each meeting.  Minutes will be prepared to document the discharge of the Committee's responsibilities.  The Committee shall make regular reports to the Board.
IV.	Responsibilities and Duties
The Committee shall have the following authority and responsibilities and any other activities consistent with this Charter, Banner Corporation's Bylaws, and governing law as the Board or the Committee deems necessary or appropriate:
Board and Committee Composition and Selection of Directors
1.
Review and make recommendations to the Board regarding the process and procedures by which a candidate shall be nominated for election to the Board of Directors and be submitted to a shareholder vote at the annual meeting of shareholders.

2.
Develop and recommend to the Board for approval a board succession plan ("Board Succession Plan"), review the Board Succession Plan periodically, develop and evaluate potential candidate for election to the Board of Directors.

3.
In accordance with the Banner Corporation's Articles of Incorporation, Bylaws and the Board Succession Plan, evaluate the size and composition of the Board, including procedures for filling Director positions vacated other than at the completion of an appointed term and make recommendations regarding the selection and approval of candidates to fill such vacancy either by election by shareholders or appointment by the Board. The Committee shall consider any candidate recommended by Banner Corporation's shareholders pursuant to the procedures set forth in Banner Corporation's Articles of Incorporation.

4.	Recommend to the Board prospective candidates for election to the Board. In assessing the qualifications of prospective candidates, the Committee will:
a.	Have sole authority to retain and terminate search firms, including the approval of all fees and contract terms.
b.	Set board member qualifications, qualities, skills, and other expertise required to be a board member.
c.	Interview nominees.
d.
Determine whether or not a candidate would qualify as an independent board member in accordance with rules established by the Securities and Exchange Commission, the listing rules of the NASDAQ and other applicable laws and regulations.

5.
Review the form, composition and effectiveness of authorized Board committees under the same standards applied to the Board as a whole and in accordance with the requirements under the Securities and Exchange Commission, listing rules of NASDAQ and other applicable laws and regulations, and make recommendations to the Board regarding the appointment of directors to serve as members of each committee.

6.
Review membership, composition, qualifications, duties and obligations of subsidiary boards, subject to the requirements of the Securities and Exchange Commission, listing rules of NASDAQ, and other applicable laws and regulations consistent with the standards of governance applicable to the entire Corporation.

7.	Develop and recommend to the Board approval standards for determining whether the director has a relationship with the Corporation that would impair his or her independence.
8.	Develop and recommend the duties and responsibilities of elected Board Members including:
a.            Responsibilities to shareholders.
b.            Attendance at meetings.
c.            Avoidance of conflicts of interest and inappropriate transactions.
9.
Acknowledging that the Board and the Board of Banner Bank each have a Compensation Committee with oversight over compensation matters, establish criteria for evaluation of members of the Board and oversee annual evaluation of the Board and the executives.

10.	Develop and oversee director training and information resources including:
a.            An orientation program for new directors.
b.            Continuing education opportunities.
c.            Clear and adequate reports.
d.            Notification of significant events and transactions.

Corporate Governance Practices
1.
Review and discuss with management disclosure of the Corporation's corporate governance practices, including information regarding the operations of the Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Corporation's proxy statement or annual report on Form 10-K, as applicable.

2.
Monitor documentation of Board activities including the timing and content of board reports, board communication, documents retention, adequacy of minutes and committee deliberations including an effective summary of discussion points and dissenting opinions

3.	Monitor meeting schedule and agendas, including the required frequency of meetings, materials supplied to members, minutes taken and other record keeping requirements.
4.	Review director access to management, employees, regulators and independent advisors.
5.	Review and oversee shareholder access to director information.
6.
Develop and recommend to the Board for approval a management succession plan ("Management Succession Plan"), review the Management Succession Plan periodically, develop and evaluate potential candidate for executive positions and recommend to the Board any changes to any candidates for succession under the Management Succession Plan.

7.
Ensure that the Corporation conducts on an ongoing basis an appropriate review of all related party transactions and that all such transactions are approved by the Committee and to initiate any special investigations of conflicts of interest and compliance with federal, state, local and foreign laws and regulations, including the Foreign Corrupt Practices Act, as may be warranted.

Code of Ethics
1.	Create and maintain the Corporation's Code of Ethics including review, revision, disclosure, and application.
2.	Create and maintain policies and procedures regarding:
a.	Corporate opportunities guidelines.
b.	Competition and fair dealing.
c.	Human resources, including issues of discrimination, harassment, health and safety.
d.	Customer confidentiality and privacy.
e.	Community/public relations.
V.	Outside Advisors
The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside advisors as it deems necessary to fulfill its duties and responsibilities under this Charter.  The Committee shall have the authority and be directly responsible, in its sole discretion, for the selection, appointment, compensation and oversight of the work of any adviser retained by the Committee.  The Corporation must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to an adviser retained by the Committee.

VI.	Authority to Delegate
Subject to applicable law, the Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.
VII.	Charter
At least annually, this charter will be reviewed and updated, as conditions dictate, with such changes submitted to the Board of Directors for approval.  Furthermore, the Committee shall, in a manner it deems appropriate, evaluate itself annually by comparing its performance with the requirements of the charter.  The results shall be reported to the Board.

Appendix D

BANNER CORPORATION

2018 OMNIBUS INCENTIVE PLAN

D-i

D-ii

Banner Corporation
 2018 Omnibus Incentive Plan

ARTICLE I
 ESTABLISHMENT, PURPOSE AND DURATION
Section 1.1                          Establishment of the Plan.
The Company hereby establishes an incentive compensation plan to be known as the "Banner Corporation 2018 Omnibus Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards and Cash Awards.
The Plan was originally adopted effective as of February 26, 2018 by the Board, and became effective on February 26, 2018 (the "Effective Date"), the date the Plan was approved by the Company's shareholders.
                 As of the Effective Date, this Plan shall be treated as a new plan for purposes of Section 422 of the Code (as herein defined), so that an Option granted hereunder on a date that is not more than ten years after the Effective Date, and that is intended to qualify as an Incentive Stock Option under Section 422 of the Code, complies with the requirements of Section 422(b)(2) of the Code and the applicable regulations thereunder.

Section 1.2                          Purpose of the Plan.
The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Employees and Directors with those of Company shareholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.
Section 1.3                          Duration of the Plan.
Subject to approval by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Article XII herein.  However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.
ARTICLE II
 DEFINITIONS
The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:
Affiliate means any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
Award means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Other Stock-Based Awards or Cash Awards.
Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.
Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, to have the right to exercise any Options or Stock

Appreciation Rights granted to such Participant that are exercisable, or to receive any cash or Shares paid out under an Award to such Participant where such payout is made following the Participant's death.
Board means the Board of Directors of Banner Corporation and any successor thereto.
Cash Award means an Award pursuant to Article IX.
Change in Control means the first to occur of a "change in the ownership of the Company," a "change in the effective control of the Company" or a "change in the ownership of a substantial portion of the Company's assets," as those phrases are determined under Section 409A.
Code means the Internal Revenue Code of 1986, as amended from time to time.
Committee means the Committee described in Article IV.
Company means Banner Corporation, a Washington corporation, and any successor thereto.
Director means any individual who is a member of the Board or the board of directors of an Affiliate or an advisory or emeritus director of the Company or an Affiliate who is not currently an Employee.
Disability means a total and permanent disability, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.
Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.
Employee means a full-time or part-time employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under the Plan.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.
Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.
Fair Market Value means, with respect to a Share on a specified date:
(a)            If the Shares are listed on any U.S. national securities exchange registered under the Securities Exchange Act of 1934 ("National Exchange"), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;
(b)            If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and
(c)            In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.
Notwithstanding anything herein to the contrary, the determination of Fair Market Value shall comply with Section 409A, where necessary for the Award or benefit provided thereunder to comply with Section 409A.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, registered domestic partner (as determined under state law), former spouse, sibling, niece, nephew, mother-in-law, father- in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.
Incentive Stock Option means a right to purchase Shares that is granted to an Employee that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of Section 422 of the Code.
Involuntary Separation from Service means an "involuntary separation from service" within the meaning of Treasury Regulations Section 1.409A-1(n), which shall include a voluntary separation from service for good reason as defined therein.
Non-Qualified Stock Option means a right to purchase Shares that is not an Incentive Stock Option.
Option means either an Incentive Stock Option or a Non-Qualified Stock Option.
Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.
Other Stock-Based Award has the meaning set forth in Section 9.1 herein.
Participant means any Employee or Director who is selected by the Committee to receive an Award.
Performance Period means the period of time as specified by the Committee over which Performance Shares or Performance Units are to be earned.
Performance Shares means an Award granted pursuant to Article VIII herein which entitles a Participant to receive Shares based on the achievement of performance goals during a Performance Period.
Performance Units means an Award granted pursuant to Article VIII herein which entitles a Participant to receive cash, Shares or a combination thereof, based on the achievement of performance goals during a Performance Period.
Period of Restriction means the period during which the entitlement of a Participant under an Award is limited in some way or subject to forfeiture, in whole or in part, based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion.
Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.
Plan means the Banner Corporation 2018 Omnibus Incentive Plan, as amended from time to time.
Restricted Stock means an award of Shares subject to a Period of Restriction granted pursuant to Article VII herein.
Restricted Stock Award means an award of Restricted Stock or Restricted Stock Units pursuant to Article VII.
Restricted Stock Units means an Award denominated in units subject to a Period of Restriction granted pursuant to Article VII herein.

Retirement means, subject to the terms of an Award, in the case of an Employee, the termination of a Participant's employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 65.
Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.
Service means, unless the Committee provides otherwise in an Award Agreement, employment or service in any capacity as a Director or  Employee of the Company or any Affiliate.
Share means a share of common stock of Banner Corporation.
Stock Appreciation Right means the right to receive a payment in Shares or cash measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.
Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.
Termination for Cause means termination of Service upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or any of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on Participant's part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.
Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised, or the date or dates on which an Award ceases to be forfeitable (i.e., at the end of a Period of Restriction).
ARTICLE III
 AVAILABLE SHARES - ELIGIBILITY - PARTICIPATION
Section 3.1                          Shares Available Under the Plan.
Subject to adjustment as provided in Section 11.3, the total number of Shares available for grant under the Plan shall be 900,000 (the "Limit").  These Shares may be either authorized but unissued, or Shares that have been reacquired by the Company.  Awards that are not settled in Shares shall not be counted against the Limit.  Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.
Section 3.2                          Maximum Awards.
The maximum aggregate number of Shares that may be issued pursuant to Options that are Incentive Stock Options is 900,000, subject to adjustment as provided in Section 11.3 herein.  Notwithstanding any provision in the Plan to the contrary and subject to adjustment as provided in Section 11.3 herein, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 100,000 (or 10,000 in the case of non-employee Directors), the maximum aggregate number of Shares with respect to Options or Stock Appreciation Rights that may be granted to any one person during any calendar year shall be

100,000, and the maximum aggregate amount that may be paid to any one person during any calendar year with respect to one or more Cash Awards shall be $3,000,000.
Section 3.3                          Computation of Shares Issued.
For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under the Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option or a Stock Appreciation Right, the number of underlying Shares as to which the exercise is related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.  The number of underlying Shares related to Restricted Stock Units shall be counted against the number of Shares available for Awards even if the Restricted Stock Unit is satisfied in cash rather than Shares.
Section 3.4                          Eligibility.
Persons eligible to participate in the Plan include all Employees and Directors.
Section 3.5                          Actual Participation.
Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Directors, those to whom Awards shall be granted and shall determine the nature, type and amount of each Award.  No Employee or Director shall be entitled to be granted an Award under the Plan.
ARTICLE IV
 ADMINISTRATION
Section 4.1                          Committee.
(a)            The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an "Independent Director" under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.
(b)            The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.
(c)            The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
Section 4.2                          Committee Powers.
Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan.  The Committee shall have full power except as limited by law or by the charter or by-laws of the Company or by resolutions adopted by the Board, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article XI herein) to amend or otherwise modify the Plan or the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan and, if the Award is subject to Section 409A, does not cause the Plan or the Award to violate Section 409A.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.  As permitted by law, rule, or regulation, the Committee may delegate its authorities as identified hereunder.  All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
 STOCK OPTIONS
Section 5.1                          Grant of Options.
(a)            Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only Employees may receive Incentive Stock Options.
(b)            Any Option granted shall be evidenced by an Award Agreement which shall:
(i) specify the number of Shares covered by the Option;
(ii) specify the Exercise Price;
(iii) specify the Exercise Period;
(iv) specify the Vesting Date; and
(v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
No Option terms shall be permitted that would cause the Option to be subject to Section 409A.
Section 5.2                          Size of Option.
Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.
Section 5.3                          Exercise Price.
The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.
Section 5.4                          Exercise Period.
The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:
(a)     the date specified by the Committee in the Award Agreement;
(b)     unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant's termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c)     unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant's termination of Service due to death, Disability or Retirement;
(d)     as of the time and on the date of the Participant's termination of Service due to a Termination for Cause; or
(e)     the last day of the ten-year period commencing on the date on which the Option was granted.
An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.
Section 5.5                          Vesting Date.
(a)            Subject to Section 4.2(b), the Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.
(b)            Unless otherwise determined by the Committee or specified in the Award Agreement (but subject to Section 4.2(b)):

          (i)     if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration; provided, however, that with the exception of a Termination for Cause, the Committee, in its sole discretion, shall have the right to waive such forfeiture and to immediately make exercisable all or any portion of such Options;

          (ii)     if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant's termination of Service; and

          (iii)     if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Option Award shall be accelerated to the date of the Participant's Involuntary Separation from Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company's business and/or assets does not either assume the outstanding Option Award or replace the outstanding Option Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Option Award on the date of the Change in Control, then the Vesting Date of such outstanding Option Award shall be accelerated to the earliest date of the Change in Control.

Section 5.6                          Additional Restrictions on Incentive Stock Options.
An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:
(a)            Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant, and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.
(b)            Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the

Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.
(c)            The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.
(d)            Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.
Section 5.7                          Method of Exercise.
(a)            Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:
(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii) delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Award Agreement.

(b)            The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:
(i) in cash (by certified or bank check or such other instrument as the Company may accept); or

          (ii)     if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

          (iii)     if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv) by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.
(c)            When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is affected.
Section 5.8                          Limitations on Options.
(a)            An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order (but such transfer shall cause an Incentive Stock Option to become an Non-Qualified Stock Option as of the day of the transfer); provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant's Family Member; and provided further, than an Incentive Stock Option may be transferred to a trust if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held by the trust. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
(b)            The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:
(i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable

(c)            An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.
Section 5.9                          Prohibition Against Option Repricing.
Except as provided in Section 11.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.

ARTICLE VI
 STOCK APPRECIATION RIGHTS
Section 6.1                          Grant of Stock Appreciation Rights.
(a)            Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right.  A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right.  A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.  The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.
(b)            Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:
(i) specify the number of Shares covered by the Stock Appreciation Right;

(ii) specify the Exercise Price;

(iii) specify the Exercise Period;

(iv) specify the Vesting Date;

(v) specify that the Stock Appreciation Right shall be settled in cash or Shares, or a combination of cash and Shares; and

(vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

The terms and conditions of any Stock Appreciation Right shall not include provisions that provide for the deferral of compensation other than the recognition of income until the exercise of the Stock Appreciation Right (so that the Stock Appreciation Right will not be subject to Section 409A).
Section 6.2                          Size of Stock Appreciation Right.
Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.
Section 6.3                          Exercise Price.
The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.
Section 6.4                          Exercise Period.
The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:
(a)     the date specified by the Committee in the Award Agreement;
(b)     unless otherwise determined by the Committee or set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant's termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c)     unless otherwise determined by the Committee or set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant's termination of Service due to death, Disability or Retirement;
(d)     as of the time and on the date of the Participant's termination of Service due to a Termination for Cause; or
(e)     the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.
A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.
Section 6.5                          Vesting Date.
(a)            The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.
(b)            Unless otherwise determined by the Committee or specified in the Award Agreement:

          (i)     if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Award shall be forfeited without consideration; provided, however, that with the exception of a Termination for Cause, the Committee, in its sole discretion, shall have the right to waive such forfeiture and to make exercisable all or any portion of such Stock Appreciation Rights;

          (ii)     if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant's termination of Service; and

          (iii)     if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Stock Appreciation Right Award shall be accelerated to the date of the Participant's Involuntary Separation from Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company's business and/or assets does not either assume the outstanding Stock Appreciation Right Award or replace the outstanding Stock Appreciation Right Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Stock Appreciation Right Award on the date of the Change in Control, then the Vesting Date of such outstanding Stock Appreciation Right Award shall be accelerated to the earliest date of the Change in Control.

Section 6.6                          Method of Exercise.
(a)            Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised.  A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:
(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

(ii) satisfying such other conditions as may be prescribed in the Award Agreement.

(b)            When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of cash or a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised.  The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is affected.
Section 6.7                          Limitations on Stock Appreciation Rights.
(a)            A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant's Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
(b)            The Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:
(i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)            A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.
Section 6.8                          Prohibition Against Stock Appreciation Right Repricing.
Except as provided in Section 11.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right, or to cancel the

Stock Appreciation Right at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Stock Appreciation Right or Award.
ARTICLE VII
 RESTRICTED STOCK AWARDS
Section 7.1                          In General.
(a)            Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:
(i) the number of shares of Restricted Stock or Restricted Stock Units covered by the Restricted Stock Award;

(ii) the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Restricted Stock or Restricted Stock Units;

(iii) the date of grant of the Restricted Stock Award;

(iv) the Period of Restriction for the Restricted Stock Award and the performance conditions, if any, which must be satisfied in order for the Vesting Date to occur;

(v) as to Awards awarding Restricted Stock, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

          (vi)     as to Awards awarding Restricted Stock Units, the rights of the Participant with respect to attributes of the Restricted Stock Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances pursuant to which Restricted Stock Units shall be converted to Shares.

Restricted Stock Awards may contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
Restricted Stock Units shall be settled (paid) at such time as is specified in the Restricted Stock Unit Award.  Unless otherwise specified in the Award, when and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares or a combination thereof, as determined by the Committee at its sole discretion.
As to Awards awarding Restricted Stock Units, the terms of the Award shall either result in the Restricted Stock Units not being subject to Section 409A or, if the Restricted Stock Units are subject to Section 409A, include terms that cause the Restricted Stock Units to comply with Section 409A.
 (b)            All Awards consisting of Restricted Stock shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company's stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company's stock transfer agent:
These shares of common stock are subject to the terms of an Award Agreement between Banner Corporation and [Name of Participant] dated [Award Date] made pursuant to the terms of the Banner Corporation 2018 Omnibus Incentive Plan, copies of which are on file at the executive offices of Banner Corporation and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.
(c)            Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant's Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
Section 7.2                          Vesting Date.
(a)            The Period of Restriction and Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.
(b)            Unless otherwise determined by the Committee or specified in the Award Agreement:

          (i)     if the Participant terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Restricted Stock or Restricted Stock Units shall be forfeited without consideration; provided, however that with the exception of a Termination for Cause, the Committee, in its sole discretion, shall have the right to reduce or eliminate the Period of Restriction with respect to Restricted Stock or Restricted Stock Units following termination of employment or service for any reason, upon such terms and provisions as it deems proper;

          (ii)     if the Participant terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant's Service with the Company; and

          (iii)     if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Restricted Stock Award shall be accelerated to the date of the Participant's Involuntary Separation from Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company's business and/or assets does not either assume the outstanding Restricted Stock Award or replace the outstanding Restricted Stock Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Restricted Stock Award on the date of the Change in Control, then the Vesting Date of such outstanding Restricted Stock Award shall be accelerated to the earliest date of the Change in Control.

Section 7.3                          Dividend Rights.
Unless otherwise specified in the Award Agreement:
(a)            During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(b)            Participants shall have no rights to dividends or other distributions paid on the Shares underlying Restricted Stock Units other than dividends and distributions with a record date on or after the date on which the Shares are issued to the Participant.  The Committee may provide for dividend equivalent units in the Participant's Restricted Stock Unit Award agreement.
Section 7.4                          Voting Rights.
(a)            Unless otherwise specified in the Award Agreement, a Participant who is awarded Shares of Restricted Stock hereunder may exercise full voting rights with respect to those Shares including during the Period of Restriction.
(b)            A Participant shall have no voting rights with respect to Shares underlying Restricted Stock Units unless and until such Shares are issued to the Participant in settlement of the Restricted Stock Units.
Section 7.5                          Designation of Beneficiary.
A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Restricted Stock or Shares distributed in satisfaction of any unvested Restricted Stock Units that become vested on the date of the Participant's death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant's death shall be paid to the executor or administrator of the Participant's estate.
Section 7.6                          Manner of Distribution of Awards.
The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law.  It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
ARTICLE VIII
PERFORMANCE SHARES AND PERFORMANCE UNITS
Section 8.1                          Grant of Performance Shares and Performance Units.

Subject to the limitations set forth in Sections 3.1 and 3.2 herein and the other terms of the Plan, the Committee, at any time and from time to time, may grant Performance Shares, or Performance Units, entitling the Participant to future cash payments or Shares or a combination thereof, based upon the level of achievement with respect to one or more pre-established performance goals established for a Performance Period.

Section 8.2                          Amount of Award.

Subject to the limitations of Section 3.1, the Committee shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares in the case of Performance Shares or in units in the case of Performance Units.

Section 8.3                          Award Agreement.

Each Award of Performance Shares or Performance Units shall be evidenced by a Performance Share or Performance Unit Award agreement, including governing provisions such as (but not limited to): (i) the target and maximum amount payable to the Participant pursuant to the Award; (ii) the performance goals and level of achievement versus these goals that shall determine the amount of such payment; (iii) the Performance Period as to which performance shall be measured for determining the amount of any payment; (iv) the form and timing of any payment earned by virtue of performance (which must comply with Section 409A); (v) whether and the extent to which Participants holding Performance Shares or Performance Units will receive dividends or dividend equivalents with respect to dividends declared with respect to the Shares; (vi) restrictions on the alienation or transfer of the Award prior to actual payment and restrictions on the sale or transfer of Shares following actual payment of an Award paid in Shares; (vii) forfeiture provisions; (viii) whether the Award shall become payable upon an Involuntary Separation from Service within a specified period following a Change in Control, and in such event the amount of the Performance Share or Performance Unit benefit (or the formula or methodology used to determine such benefit), and (ix) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee.  No Award of Performance Shares or Performance Units may provide for voting rights with respect to the underlying Shares, and any such provision shall be null and void.

Section 8.4                          Performance Goals.

Performance goals established by the Committee shall relate to Company- or Affiliate-wide, group or individual performance, and be based upon such measures as are determined by the Committee.  Multiple performance goals may be used and the components of multiple performance goals may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, individuals or entities.

Section 8.5                          Discretionary Adjustments.

Notwithstanding satisfaction of any performance goals, the amount paid under an Award of Performance Shares or Performance Units on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine, if so provided in the terms of the Award.

Section 8.6                          Payment of Awards.

Following the conclusion of each Performance Period (or earlier if so provided in the Award Agreement or otherwise determined by the Committee), the Committee shall determine the extent to which performance goals have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to an Award and, in the case of Performance Units, whether such payment shall be made in cash, Shares or a combination thereof. Payment shall be made in a lump sum within 60 days after the Committee determines that a payment is due (or at such other time as provided for in the Performance Share or Performance Unit Award that qualifies as a short-term deferral that is exempt from Section 409A).  This Section 8.6 shall also apply if at the effective time of the Change in Control the successor to the Company's business and/or assets does not either assume the outstanding Award or replace the outstanding Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control, except that the determination shall be made by the Committee prior to the earliest date of the Change in Control.

Section 8.7                          Termination of Employment or Service Due to Death, Disability or Retirement.

Unless provided otherwise in the Participant's Award evidencing his or her Performance Shares or Performance Units, if the Service of a Participant shall terminate before the end of a Performance Period by reason of death, Disability or Retirement, then to the extent it is determined by the Committee following the end of the Performance Period in accordance with Section 8.6 that the performance goals have been attained, the Participant shall be entitled to a pro rata payment based on the number of months' Service during the Performance Period but based on the achievement of performance goals during the entire Performance Period; payment under these circumstances shall be made at the time payments are made to Participants who did not terminate service during the Performance Period, subject to Section 8.6 herein.

Section 8.8                          Termination of Employment or Service for Other Reasons.

Unless provided otherwise in the Participant's Award evidencing his or her Performance Shares or Performance Units, if the Service of a Participant shall terminate before the end of a Performance Period for any other reason than described in Section 8.7, all outstanding Awards of Performance Shares or Performance Units to such Participant shall be cancelled; provided, however, that in the event of a termination of the Service of the Participant by the Company other than Termination for Cause, the Committee in its sole discretion may waive the foregoing automatic cancellation provision and pay out on a pro rata basis as set forth in Section 8.7 herein.  Notwithstanding the foregoing, the Award shall not be cancelled on account of this Section 8.8 if and to the extent an Award provides for a payment due to an Involuntary Separation from Service following a Change in Control.

Section 8.9                          Nontransferablity.
Except as otherwise provided in the Participant's Award evidencing his or her Performance Shares or Performance Units, Performance Shares and Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant's death, to the Participant's Beneficiary or, if no Beneficiary has been designated by the Participant, by will or by the laws of descent and distribution. Further, except as otherwise provided in the Participant's agreement evidencing his or her Award of Performance Shares or Performance Units, a Participant's rights under the Plan shall inure during his or her lifetime only to such Participant.
ARTICLE IX
OTHER STOCK-BASED AWARDS AND CASH AWARDS

Section 9.1                          Other Stock-Based Awards.

The Committee may, subject to the limitations of Sections 3.1 and 3.2 herein, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or any Affiliate or business unit thereof, or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified Affiliates or other business units of the Company ("Other Stock-Based Awards").  The Committee shall determine the terms and conditions of such Other Stock-Based Awards, including, without limitation, the number of underlying Shares, the purchase price, if any, vesting (which may, but need not, be subject to achievement of specified performance criteria, or conditioned upon a Change in Control, or a Change in Control followed by an Involuntary Separation from Service, if any, forfeiture and transferability.

Section 9.2                          Cash Awards.

Subject to the limitations of Section 3.2 herein, the Committee may grant cash awards ("Cash Awards") to any Participant.  The Committee shall determine the terms and conditions of such Cash Awards, including, without limitation, performance criteria which must be satisfied for a Performance Period.

Section  9.3                          Section 409A Compliance.

To the extent any Award is made pursuant to this Article IX that constitutes "deferred compensation" under Section 409A, the terms of such Award shall be required to comply with Section 409A.

ARTICLE X
ADDITIONAL TAX PROVISION

Section 10.1                          Tax Withholding Rights.
The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.
ARTICLE XI
 AMENDMENT AND TERMINATION
Section 11.1                          Termination
The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.
Section 11.2                          Amendment.
The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.
Section 11.3                          Adjustments in the Event of Business Reorganization.
In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
(i) the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii) the Exercise Price of Options and Stock Appreciation Rights.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.
ARTICLE XII
 MISCELLANEOUS
Section 12.1                          Status as an Employee Benefit Plan.
This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.
Section 12.2                          No Right to Continued Service.
Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as an Employee or a Director.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.
Section 12.3                          Construction of Language.
Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 12.4                          Severability.
In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 12.5                          Governing Law.
The Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company's headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 12.6                          Headings.
The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.
Section 12.7                          Non-Alienation of Benefits.
The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 12.8                          Notices.
Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:
(a)            If to the Committee:
Banner Corporation
10 South First Avenue
Walla Walla, Washington  99362
Attention:  Corporate Secretary

(b)            If to a Participant, to such person's address as shown in the Company's records.
Section 12.9                          Approval of Shareholders.
The Plan shall be subject to approval by the Company's shareholders within twelve (12) months before or after the date the Board adopts the Plan.
Section 12.10                            Clawback.
All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.
Section 12.11                            Compliance with Section 409A.
With respect to any amount payable under an Award that constitutes a deferral of compensation within the meaning of Section 409A, the Plan is intended to comply with Section 409A, and the Plan shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under Section 409A that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A, or at such other time that complies with Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, if the amount is subject to a deferral election by the Participant, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for "performance-based compensation" as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's "separation from service" (as defined under Section 409A) other than due to death, and the Participant is a "specified employee" (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant's "separation from service" except as permitted under Section 409A.

Admission Ticket

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 24, 2018.

Vote by Internet • Go to www.investorvote.com/BANR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.      [X]

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors
	For Against Abstain		For Against Abstain		For Against Abstain
01- Roberto R. Herencia	[ ] [ ] [ ]	02 - John R. Layman	[ ] [ ] [ ]	03- David I. Matson	[ ] [ ] [ ]
(for three-year term)		(for three-year term)		(for three-year term)

04- Kevin R. Riordan	[ ] [ ] [ ]	05- Terry Schwakopf	[ ] [ ] [ ]	06- Gordon E. Budke	[ ] [ ] [ ]
(for three-year term)		(for three-year term)		(for one-year term)

	For Against Abstain		For Against Abstain
2. Advisory approval of the compensation of Banner	[ ] [ ] [ ]	3. Adoption of the Banner Corporation 2018 Omnibus	[ ] [ ] [ ]
Corporation's named executive officers.		Incentive Plan.

4. The ratification of the Audit Committee's selection	[ ] [ ] [ ]	5. In their discretion, upon such other matters as may
of Moss Adams LLP as the independent auditor		properly come before the meeting.
for the year ended December 31, 2018.

B  Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.
Meeting Attendance Mark the box to the right if you plan to attend the [ ] Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

2018 Annual Meeting Admission Ticket
2018 Annual Meeting of
Banner Corporation Shareholders
April 24, 2018 10:00 A.M. Local Time
Marcus Whitman Hotel
6 West Rose
Walla Walla, Washington
Upon arrival, please present this admission ticket
and photo identification at the registration desk.

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Revocable Proxy — Banner Corporation

ANNUAL MEETING OF SHAREHOLDERS
April 24, 2018
10:00 a.m.
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Gordon E. Budke and Robert D. Adams, and each of them, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Banner Corporation ("Banner") which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the Marcus Whitman Hotel, 6 West Rose, Walla Walla, Washington, on Tuesday, April 24, 2018, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.
The Board of Directors recommends a vote "FOR" all propositions.
This proxy also provides voting instructions to the Trustees of the Banner Corporation 401(k) Plan for participants with shares allocated to their accounts.
This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated. If any other business is presented at such meeting, this proxy will be voted by the directors named above in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority to the directors named above to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the annual meeting.
Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Banner at the annual meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The above-signed acknowledges receipt from Banner prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated on or about March 23, 2018 and the 2017 Annual Report to Shareholders.
PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR
 COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Items to be voted appear on reverse side.)